File Nos. 2-25980
                                                                        811-1466

       As Filed with The Securities and Exchange Commission April 30, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]

                       Pre-Effective Amendment No. ___                [ ]

                       Post-Effective Amendment No. 64                [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940               [X]

                              Amendment No. 30                        [X]
                        (Check appropriate box or boxes)

                                  PIONEER FUND
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)

    60 State Street, Boston, Massachusetts                          02109
    --------------------------------------                         --------
    (Address of principal executive office)                        Zip Code

   Registrant's Telephone Number, including Area Code: (617) 742-7825

     Joseph P. Barri, Hale and Dorr LLP, 60 State Street, Boston, MA 02109
     ---------------------------------------------------------------------
                    (Name and address of agent for service)

It is proposed that this filing will become effective:

   [X]   on April 30, 1997 pursuant to paragraph (b) of Rule 485

Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant filed a Rule 24f-2 Notice for its fiscal year ending December 31, 1996 on February 27, 1997.

                                  PIONEER FUND

            Cross-Reference Sheet Showing Location in Prospectus and
               Statement of Additional Information of Information
                   Required by Items of the Registration Form

                                                     Location in
                                                     Prospectus or
                                                     Statement of Additional
Form N-1A Item Number and Caption                    Information
1. Cover Page........................................Prospectus - Cover Page

2. Synopsis..........................................Prospectus - Expense Information

3. Condensed Financial
   Information.......................................Prospectus - Financial Highlights

4. General Description of Registrant.................Prospectus - Investment Objectives and Policies; Management
                                                     of the Fund; Fund Share Alternatives; Share Price; How to
                                                     Buy Fund Shares; How to Sell Fund Shares; How to Exchange
                                                     Fund Shares; The Fund

5. Management of the Fund............................Prospectus - Management of the Fund

6. Capital Stock and
   Other Securities..................................Prospectus - Investment Objectives and Policies; Management
                                                     of the Fund; Fund Share Alternatives; Share Price; How to
                                                     Buy Fund Shares; How to Sell Fund Shares; How to Exchange
                                                     Fund Shares; Dividends,


                                                     Distributions and Taxation; The Fund

 7. Purchase of Securities Being
    Offered..........................................Prospectus - Fund Share Alternatives; Share Price; How to
                                                     Buy Fund Shares; How to Sell Fund Shares; How to Exchange
                                                     Fund Shares; Distribution Plans; Shareholder Services; The
                                                     Fund

 8. Redemption or Repurchase.........................Prospectus - Fund Share Alternatives; Share Price; How to
                                                     Buy Fund Shares; How to Sell Fund Shares; How to Exchange
                                                     Fund Shares; Shareholder Services; The Fund

 9. Pending Legal
    Proceedings......................................Not Applicable

10. Cover Page.......................................Statement of Additional Information - Cover Page

11. Table of Contents................................Statement of Additional Information - Cover Page

12. General Information
    and History......................................Statement of Additional Information - Description of Shares

13. Investment Objectives
    and Policies.....................................Statement of Additional Information - Investment Policies
                                                     and Restrictions

14. Management of the Fund...........................Statement of Additional Information -

                                       2

                                                     Management of the Fund; Investment Adviser

15. Control Persons and
    Principal Holders
    of Securities....................................Statement of Additional Information - Management of the Fund

16. Investment Advisory
    and Other Services...............................Statement of Additional Information - Management of the
                                                     Fund; Investment Adviser; Principal Underwriter;
                                                     Distribution Plans; Shareholder Servicing/Transfer Agent;
                                                     Custodian; Independent Public Accountants

17. Brokerage Allocation and
    Other Practices..................................Statement of Additional Information - Portfolio Transactions

18. Capital Stock and
    Other Securities.................................Statement of Additional Information - Description of Shares

19. Purchase, Redemption and
    Pricing of Securities
    Being Offered....................................Statement of Additional Information - Letter of Intention;
                                                     Systematic Withdrawal Plan; Determination of Net Asset Value

20. Tax Status.......................................Statement of Additional Information -

                                       3

                                                     Dividends and Tax Status

21. Underwriters.....................................Statement of Additional Information - Distribution Plans;
                                                     Principal Underwriter

22. Calculation of
    Performance Data.................................Statement of Additional Information - Investment Results

23. Financial Statements.............................Financial Statements

Pioneer                                                [Pioneer logo]
Fund

Class A, Class B and Class C Shares
Prospectus

April 30, 1997

      The investment objectives of Pioneer Fund ("the Fund") are reasonable income and growth of capital. The Fund seeks to achieve these objectives by investing in a broad list of carefully selected, reasonably priced securities.


      FUND RETURNS AND SHARE PRICES FLUCTUATE AND THE VALUE OF YOUR ACCOUNT UPON REDEMPTION MAY BE MORE OR LESS THAN YOUR PURCHASE PRICE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


      This Prospectus provides the information about the Fund that you should know before investing in the Fund. Please read and retain it for your future reference. More information about the Fund is included in the Statement of Additional Information, dated April 30, 1997, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information and the Fund's Annual Report may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Other information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge.

                              TABLE OF CONTENTS                        PAGE
          ---------------------------------------------------------   ------
I.         EXPENSE INFORMATION    .................................     2
II.        FINANCIAL HIGHLIGHTS   .................................     3
III.       INVESTMENT OBJECTIVES AND POLICIES    ..................     6
IV.        MANAGEMENT OF THE FUND    ..............................     6
V.         FUND SHARE ALTERNATIVES   ..............................     8
VI.        SHARE PRICE   ..........................................     9
VII.       HOW TO BUY FUND SHARES    ..............................     9
VIII.      HOW TO SELL FUND SHARES   ..............................    12
IX.        HOW TO EXCHANGE FUND SHARES  ...........................    13
X.         DISTRIBUTION PLANS  ....................................    14
XI.        DIVIDENDS, DISTRIBUTIONS AND TAXATION    ...............    15
XII.       SHAREHOLDER SERVICES   .................................    15
            Account and Confirmation Statements  ..................    15
            Additional Investments   ..............................    16
            Automatic Investment Plans  ...........................    16
            Financial Reports and Tax Information   ...............    16
            Distribution Options  .................................    16
            Directed Dividends    .................................    16
            Direct Deposit  .......................................    16
            Voluntary Tax Withholding   ...........................    16
            Telephone Transactions and Related Liabilities   ......    16
            FactFone(SM)   ........................................    17
            Telecommunications Device for the Deaf (TDD)  .........    17
            Retirement Plans   ....................................    17
            Systematic Withdrawal Plans    ........................    17
            Reinstatement Privilege (Class A Shares Only)    ......    17
XIII.      THE FUND   .............................................    17
XIV.       INVESTMENT RESULTS  ....................................    18

                             --------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


     This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects expenses based on actual Class A expenses for the fiscal year ended December 31, 1996. Management fees have been restated to reflect the annualized effective fee payable to Pioneering Management Corporation ("PMC") for the period ended December 31, 1996 under the performance-based management contract in effect since May 31, 1996. Actual management fees for Class A shares for the fiscal period ended December 31, 1996 were 0.52%, reflecting a management contract in effect through April 30, 1996. See "Management of the Fund." For Class B and Class C shares, operating expenses are based on expenses that would have been incurred if such shares had been outstanding for the entire fiscal year ended December 31, 1996.

Shareholder Transaction Expenses:                Class A    Class B   Class C

 Maximum Initial Sales Charge on Purchases (as
  a percentage of offering price)  ............   5.75%(1)   None       None
 Maximum Sales Charge on Reinvestment
  of Dividends   ..............................   None       None       None
 Maximum Deferred Sales Charge (as a
  percentage of original purchase price or
  redemption proceeds, as applicable)    ......   None(1)    4.00%      1.00%
 Redemption fee(2)  ...........................   None       None       None
 Exchange fee    ..............................   None       None       None

Annual Operating Expenses (as a
percentage of average net assets):
 Management fee*  .............................  0.55%      0.55%      0.55%
 12b-1 fees    ................................  0.20%      1.00%      1.00%
 Other Expenses (including accounting and
  transfer agent fees, custodian fees and
  printing expenses)    .......................  0.27%      0.25%      0.53%
                                                -------    -------    -------
Total Operating Expenses   ....................  1.02%      2.02%      2.08%
                                                 =======    =======    =======
---------

1 Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge ("CDSC") as further described under "How to Sell Fund Shares."

2 Separate fees (currently $10 and $20, respectively) apply to domestic and international wire transfers of redemption proceeds.

* The Fund pays a management fee that may vary from 0.50% to 0.70% based on its performance. See "Management of the Fund."

 Example:

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year:

                                1 Year    3 Years    5 Years    10 Years
                               -------    -------    -------    --------
Class A Shares                    $67       $88       $111        $175
Class B Shares*
--Assuming complete redemption
 at end of period                 $58       $87       $117        $191*
--Assuming no redemption          $18       $57       $ 97        $191*
Class C shares**
--Assuming complete redemption
 at end of period                 $31       $65       $112        $241
--Assuming no redemption          $21       $65       $112        $241


---------

 *Class B shares convert to Class A shares eight years after purchase;
  therefore, Class A expenses are used after year eight.


**Class C shares redeemed during the first year after purchase are subject to a 1% CDSC.


     THE EXAMPLE IS DESIGNED FOR INFORMATIONAL PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL FUND EXPENSES AND RETURN VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


     For further information regarding management fees, 12b-1 fees and other expenses of the Fund, see "Management of the Fund," "Distribution Plans" and "How To Buy Fund Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Fund's payment of a 12b-1 fee may result in long-term shareholders indirectly paying more than the economic equivalent of the maximum sales charge permitted under the Conduct Rules of the National Association of Securities Dealers Inc. ("NASD").

     The maximum sales charge is reduced on purchases of specified amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of the Fund for shares of other publicly available Pioneer mutual funds. See "How to Exchange Fund Shares."

II. FINANCIAL HIGHLIGHTS


     The following information has been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Fund's financial statements as of December 31, 1996 appears in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information. The information listed below should be read in conjunction with the financial statements contained in the Fund's Annual Report. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.

Pioneer Fund

Selected Data for a Class A Share Outstanding Throughout Each Period:

                                                Year Ended December 31,
                                 -----------------------------------------------------
                                     1996          1995         1994         1993
                                               ------------- ------------ ------------
Net asset value,
 beginning of period   .........    $   24.36     $   21.32     $   23.25   $   21.51
                                    ----------    ----------    --------- - ---------
Increase (decrease) from
 investment operations:
 Net investment income    ......    $    0.37     $    0.49     $    0.49   $    0.47
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions   ...............         4.35          5.13         (0.63)       2.57
                                    ----------    ----------    --------- - ---------
 Total increase (decrease)
  from investment
  operations  ..................    $    4.72     $    5.62     $   (0.14)  $    3.04
Distribution to shareholders
 from:
 Net investment income .........        (0.37)        (0.49)        (0.49)      (0.47)
 Net realized capital gains ....        (1.82)        (2.09)        (1.30)      (0.83)
                                    ----------    ----------    --------- - ---------
Net increase (decrease) in
 net asset value    ............    $   (2.53)    $    3.04     $   (1.93)  $    1.74
                                    ----------    ----------    --------- - ---------
Net asset value, end of
 period    .....................    $   26.89     $   24.36     $   21.32   $   23.25
                                    ==========    ==========    ========= = =========
Total return* ..................        19.70%        26.64%        (0.57%)     14.23%
Ratio of net expenses to
 average net assets    .........         1.01%+        0.95%+        0.94%       0.95%
Ratio of net investment
 income to average net
 assets    .....................         1.40%+        2.01%+        2.13%       2.04%
Portfolio turnover rate   ......           25%           31%           20%         12%
Average commission rate
 paid(1)   .....................    $  0.0599            --            --          --
Net assets, end of period
 (in thousands)  ...............   $2,896,670    $2,466,098    $2,011,051  $2,042,945
Ratios assuming reduction
 for fees paid indirectly:
 Net expenses    ...............         0.99%         0.94%
 Net investment income    ......         1.42%         2.02%

                                                            Year Ended December 31,
                                 -----------------------------------------------------------------------------
                                    1992         1991          1990         1989         1988         1987
                                 ------------ ------------ ------------- ------------ ------------ -----------
Net asset value,
 beginning of period   .........   $   20.24    $   18.79     $   23.28    $   20.34    $   18.48    $   19.72
                                   ---------    ---------     ----------   ---------    ---------    ---------
Increase (decrease) from
 investment operations:
 Net investment income    ......   $    0.50    $    0.61     $    0.67    $    0.61    $    0.63    $    0.62
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions   ...............        2.22         3.49         (3.10)        4.09         2.72         0.41
                                   ---------    ---------     ----------   ---------    ---------    ---------
 Total increase (decrease)
  from investment
  operations  ..................   $    2.72    $    4.10     $   (2.43)   $    4.70    $    3.35    $    1.03
Distribution to shareholders
 from:
 Net investment income .........       (0.50)       (0.61)        (0.67)       (0.68)       (0.62)       (0.61)
 Net realized capital gains  .         (0.95)       (2.04)        (1.39)       (1.08)       (0.87)       (1.66)
                                   ---------    ---------     ----------   ---------    ---------    ---------
Net increase (decrease) in
 net asset value    ............   $    1.27    $    1.45     $   (4.49)   $    2.94    $    1.86    $   (1.24)
                                   ---------    ---------     ----------   ---------    ---------    ---------
Net asset value, end of
 period    .....................   $   21.51    $   20.24     $   18.79    $   23.28    $   20.34    $   18.48
                                   =========    =========     ==========   =========    =========    =========
Total return* ..................       13.60%       22.76%       (10.52%)      23.39%       18.33%        5.44%
Ratio of net expenses to
 average net assets    .........        0.98%        0.87%         0.78%        0.75%        0.76%        0.70%
Ratio of net investment
 income to average net
 assets    .....................        2.33%        2.87%         3.15%        2.60%        3.03%        2.75%
Portfolio turnover rate   ......          13%          22%           17%           6%          11%          14%
Average commission rate
 paid(1)   .....................          --           --            --           --           --           --
Net assets, end of period
 (in thousands)  ...............  $1,786,031   $1,614,567    $1,395,520   $1,618,320   $1,409,755   $1,272,118
Ratios assuming reduction
 for fees paid indirectly:
 Net expenses    ...............
 Net investment income    ......


---------

+  Ratios assuming no reduction for fees paid indirectly.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all dividends and distributions, and the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.


(1)Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.


--------------------------------------------------------------------

 Selected Data for a Class B Share Outstanding for the Period Presented+:

                                                              July 1, 1996
                                                                   to
                                                           December 31, 1996
                                                           -------------------
Net asset value, beginning of period   ...................        $   26.40
                                                                  --------
Increase (decrease) from investment operations:
 Net investment income (loss)  ...........................        $    0.07
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions  .........             2.50
                                                                  --------

 Total increase (decrease) from investment operations ....        $    2.57
                                                                  --------
Distributions to shareholders:
 Net investment income   .................................            (0.07)
 In excess of net investment income    ...................            (0.06)
 From net realized gain ..................................            (1.82)
                                                                  --------
Net increase (decrease) in net asset value   .............        $    0.62
                                                                  --------
Net asset value, end of period   .........................        $   27.02
                                                                  ========
Total return*  ...........................................             9.92%
Ratio of net expenses to average net assets  .............             1.82%**++
Ratio of net investment income to average net assets  ....             0.46%**++
Portfolio turnover rate ..................................               25%
Average commission rate paid(1)  .........................        $  0.0599
Net assets end of period (in thousands)   ................        $   8,940
Ratios assuming reduction for fees paid indirectly:
 Net expenses   ..........................................             1.80%**
 Net investment income (loss)    .........................             0.48%**

-------------
  + The per share data presented above is based upon average shares outstanding and average net assets for the period presented.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized

 ++ Ratios assuming no reduction for fees paid indirectly.

 (1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

 Selected Data for a Class C Share Outstanding for the Period Presented+:

                                                              July 1, 1996
                                                                   to
                                                            December 31, 1996
                                                            ------------------
Net asset value, beginning of period   ....................     $   26.40
                                                                --------
Increase (decrease) from investment operations:
 Net investment income (loss)  ............................     $    0.03
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions  ...........         2.23
                                                                --------

 Total increase (decrease) from investment operations .....     $    2.26
                                                                --------
Distributions to shareholders:
 Net investment income   ..................................         (0.03)
 In excess of net investment income    ....................         (0.07)
 From net realized gain ...................................         (1.82)
                                                                --------
Net increase (decrease) in net asset value   ..............     $    0.34
                                                                --------
Net asset value, end of period   ..........................     $   26.74
                                                                ========
Total return*  ............................................          8.74%
Ratio of net expenses to average net assets  ..............          2.11%**++
Ratio of net investment income to average net assets  .....          0.20%**++
Portfolio turnover rate ...................................            25%
Average commission rate paid(1)  ..........................     $  0.0599
Net assets end of period (in thousands)   .................     $   1,831
Ratios assuming reduction for fees paid indirectly:
 Net expenses   ...........................................          2.08%**
 Net investment income (loss)    ..........................          0.23%**

-------------

   + The per share data presented above is based upon average shares outstanding and average net assets for the period presented.

   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

  ** Annualized

  ++ Ratios assuming no reduction for fees paid indirectly.

 (1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

III. INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the Fund are reasonable income and growth of capital. The Fund seeks these objectives by investing in a broad list of carefully selected, reasonably priced securities rather than investing in securities whose prices reflect a premium from their current market popularity. Most of the Fund's assets are invested in common stocks and other equity securities such as preferred stocks and securities convertible into common stock, but the Fund may also invest in debt securities and cash equivalent investments.

     The largest portions of the Fund's portfolio are invested in securities that have paid dividends within the preceding twelve months, but some non-income producing securities are held for anticipated increases in value. Assets of the Fund are substantially fully invested at all times because management avoids speculating on broad changes in the level of the market.

     Whenever the Fund wishes to obtain funds not otherwise available for the purchase of an attractive security, it pursues the policy of selling that security in its portfolio which seems the least attractive security owned. The resulting rate of turnover of the portfolio is not considered an important factor. See "Financial Highlights" for the Fund's actual turnover rate. The Fund does not purchase and sell securities for short-term profits; however, securities are sold without regard to the time they have been held whenever selling seems advisable.

     The Fund may enter into repurchase agreements with banks and broker-dealers, generally not exceeding seven days. Such repurchase agreements will be fully collateralized with United States ("U.S.") Treasury and/or Agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price.


     The Fund may write (sell) covered call options in standard contracts traded on national securities exchanges or those which may be quoted on the Nasdaq Stock Market, provided that it continues to own the securities covering each call until the call has been exercised or has expired, or until the Fund has purchased a closing call to offset the obligation to deliver securities for the call it has written. The Fund does not expect to write (sell) covered call options with an aggregate market value exceeding 5% of the Fund's total assets in the foreseeable future. See the Statement of Additional Information for information regarding the Fund's ability to write (sell) covered call options.

     The Fund may invest in foreign securities if purchases of such securities are otherwise consistent with the fundamental policies of the Fund. As a matter of practice, however, the Fund does not invest in foreign securities if there appears to be a substantial risk to the issuer of such securities of nationalization, confiscation or other national restrictions. While there is no requirement to do so, the Fund intends to limit its investments in foreign securities to no more than 10% of its total assets. In connection with its investments in foreign securities and in order to protect itself against uncertainty in future exchange rates, the Fund may engage in foreign currency exchange transactions.

     Investing in securities of foreign companies involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less publicly available information about foreign companies compared to reports and ratings published about U.S. companies. In addition, foreign securities markets have substantially less volume than domestic markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Dividends or interest paid by foreign issuers may be subject to withholding and other foreign taxes which will decrease the net return on such investments as compared to dividends or interest paid to the Fund by domestic companies. Finally, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could adversely affect assets of the Fund held in foreign countries. The value of foreign securities may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations.

     The Fund's fundamental investment objectives and the fundamental investment restrictions set forth in the Statement of Additional Information may not be changed without shareholder approval. Certain other investment policies, strategies and restrictions on investment are noted throughout the Prospectus and are set forth in the Statement of Additional Information. These non-fundamental investment policies, strategies and restrictions may be changed at any time by a vote of the Board of Trustees. Other investment policies and restrictions on investments are described in the Statement of Additional Information, including a policy on lending portfolio securities and a restriction that the Fund will not invest more than 5% of its net assets in debt securities, including convertible securities, which are rated less than investment grade or the equivalent. Since all investments are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors, the Fund cannot assure that its investment objectives will be achieved.


IV. MANAGEMENT OF THE FUND


     The Fund's Board of Trustees has overall responsibility for management and supervision of the Fund. There are currently eight Trustees of the Fund, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Board meets at least quarterly. By virtue of the functions performed by Pioneering Management Corporation ("PMC") as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names of and general background information regarding each Trustee and executive officer of the Fund.


     The Fund is managed under a contract with PMC. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Fund's Board of Trustees. PMC is a wholly-owned subsidiary of The
Pioneer Group, Inc. ("PGI"), a publicly-traded Delaware corporation. PGI's indirect wholly-owned subsidiary, Pioneer Funds Distributor, Inc. ("PFD"), is the principal underwriter of shares of the Fund.

     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations. Each domestic equity portfolio managed by PMC, including the Fund, is the general responsibility of a committee of PMC's equity portfolio managers. Mr. Tripple chairs the committee, which meets regularly to review the investment operations of Pioneer's domestic equity mutual funds. Mr. Tripple joined PMC in 1974.

     The Fund is covered by a team of portfolio managers and analysts which does research for and oversees the management of several funds with similar objectives. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.

     Day-to-day management of the Fund is the responsibility of Mr. John A. Carey, Vice President of the Fund and PMC, since July 1986. Mr. Carey joined PMC in 1979 and has 18 years of investment experience.


     John F. Cogan, Jr., Chairman and President of the Fund, Chairman of PFD, and President and a Director of PGI and Chairman of PMC, owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.

     In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Fund, the Fund and PMC have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Fund and its shareholders in making personal securities transactions.


     Under the terms of its contract with the Fund, PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the expenses, including executive salaries and the rental of office space relating to its services for the Fund, with the exception of the following, which are paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors;
(c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Fund; (d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the SEC, individual states or blue sky securities agencies, territories and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the Trust who are not affiliated with or interested persons of PMC, the Trust (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. The Fund also pays all brokers' and underwriting commissions chargeable to the Fund in connection with its portfolio transactions.

     Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides brokerage or research services or sells shares of the Pioneer mutual funds or other funds for which PMC or its affiliates serves as investment adviser or manager. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.


Management Fee

     As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC a management fee that is comprised of two components. The first component is a basic fee equal to 0.60% per annum of the Fund's average daily net assets (the "Basic Fee"). The second component is a performance fee adjustment.


     Computing the Performance Fee Adjustment. The Basic Fee is subject to an upward or downward adjustment, depending on whether, and to what extent, the investment performance of the Class A shares of the Fund for the performance period exceeds, or is exceeded by, the record of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Lipper Growth and Income Funds Index (the "Index") for this purpose. The Index represents the arithmetic mean performance (i.e., equally weighted) of the thirty largest funds with a growth and income investment objective.


     The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of -10) is multiplied by a performance adjustment rate of 0.01%. Thus, the maximum annualized adjustment rate is -0.10%. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then multiplied by the Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the Basic Fee.

     The Fund's performance is calculated based on the net asset value per share of its Class A shares. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if reinvested in the Fund's Class A shares at the net asset value per share as of the record date for payment. The record for the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities comprise the Index.

     Because the adjustment to the Basic Fee is based on the comparative performance of the Class A shares of the Fund and the record of the Index, the controlling factor is not whether performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment record of the Class A shares of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.


     From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the Index.


     The Fund's current management contract with PMC became effective May 1, 1996. Under the terms of the contract, the Fund pays management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above. If including the initial rolling performance period (that is, the period prior to the effectiveness of the management contract), has the effect of increasing the Basic Fee for any month, such aggregate prior results will be treated as Index neutral for purposes of calculating the performance adjustment for such month. Otherwise, the performance adjustment will be made as described above.

     The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is normally paid monthly.

     Prior to May 1, 1996, as compensation for its management services and certain expenses which PMC incurred, PMC was entitled to a management fee equal to 0.50% per annum of the Fund's average daily net assets up to $250 million, 0.48% of the next $50 million and 0.45% of the excess over $300 million. The fee was normally computed daily and paid monthly. See "Expense Information" in the Prospectus and "Investment Adviser" in the Statement of Additional Information.


V. FUND SHARE ALTERNATIVES

     The Fund continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.


     Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase; however, shares redeemed within 12 months of purchase may be subject to a CDSC. Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.


     Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.

     Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.

     Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.

     Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Pioneer mutual fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.

VI. SHARE PRICE


     Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus any applicable sales charge. The net asset value per share of each Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.


     Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.

VII. HOW TO BUY FUND SHARES


     You may buy Fund shares from any securities broker-dealer which has a selling agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.


     The minimum initial investment is $50 for Class A share accounts and $1,000 for Class B and Class C share accounts, except as specified below. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charge or minimum investment requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B and Class C shares except that the subsequent minimum investment for Class B and Class C shares may be as little as $50 if an automatic investment plan (see "Automatic Investment Plans") is established.

     The Fund has a minimum Class A account requirement of $500. As a new purchaser, you will be given at least 24 months from your initial purchase to increase the value of the Class A account to $500. See "How to Sell Fund Shares."


     Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicate otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.


     You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.

     Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.


Class A Shares

     You may buy Class A shares at the public offering price, including a sales charge as follows:


                             Sales Charge as % of        Dealer
                           ------------------------     Allowance
                                            Net         as a % of
                            Offering      Amount        Offering
  Amount of Purchase         Price        Invested       Price
------------------------   -----------   -----------   -----------
Less than $50,000           5.75%         6.10%         5.00%
$50,000 but less than
 $100,000                   4.50          4.71          4.00
$100,000 but less than
 $250,000                   3.50          3.63          3.00
$250,000 but less than
 $500,000                   2.50          2.56          2.00
$500,000 but less than
 $1,000,000                 2.00          2.04          1.75
$1,000,000 or more           -0-           -0-         see below

     The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by (i) an individual, (ii) an individual, his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under
Section 401 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved. The sales charge applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of PMC, may be included for this purpose.

     No sales charge is payable at the time of purchase on investments of $1 million or more or on purchases in certain group plans (discussed below), subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million; and 0.25% on the excess over $50 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's Class A shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all sales of Class A shares with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.


     Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Fund may be sold to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets. Information about such arrangements is available from PFD.


     Class A shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes only and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege depends upon the receipt by PFD of written notification of eligibility. Class A shares of the Fund may be sold at net asset value per share without a sales charge to Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Class A shares of the Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

     Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intent ("LOI") which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the Fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled.

     You are not obligated to purchase the amount specified in your LOI. If, however, the amount actually purchased during the 13-month period is more or less than that indicated in your LOI, an adjustment in the sales charge will be made. If a payment to cover actual sales charges is due, it must be paid to PFD within 20 days after PFD or your dealer sends you a written request or PFD will direct PSC to liquidate sufficient shares from your escrow account to cover the amount due. See the Statement of Additional Information for more information.

     Investors who are clients of a broker-dealer with a current selling agreement with PFD may purchase Class A shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within 60 days immediately preceding the purchase of shares of the Fund; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.

Class B Shares


     You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

     The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

Year Since                     CDSC as a Percentage of Dollar
 Purchase                          Amount Subject to CDSC
------------------------------ --------------------------------
First    .....................                 4.0%
Second   .....................                 4.0%
Third    .....................                 3.0%
Fourth   .....................                 3.0%
Fifth    .....................                 2.0%
Sixth    .....................                 1.0%
Seventh and thereafter  ......                none

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

     Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS") that such conversions will not constitute taxable events for federal tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

     You may buy Class C shares at net asset value without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1.00%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.

     For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


     Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMAs, UTMAs and trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).


     The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 701/2 may exceed the 10% limit only if the distribution amount is based on plan assets held by Pioneer); (c) the dis-tribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

     The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is
(i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment, (iv) in the form of a loan to a participant in a plan which permits loans, or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).


     The CDSC on any shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC on any shares subject to a CDSC will not be applicable if the selling broker-dealer elects, with PFD's approval, to waive receipt of the commission normally paid at the time of the sale.


     Broker-Dealers. An order for any Class of Fund shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received by PFD prior to PFD's close of business (usually, 5:30 p.m. Eastern Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business. PFD or its affiliates may provide additional compensation to certain dealers or such dealers' affiliates based on certain objective criteria established from time to time by PFD. All such payments are made out of PFD's or the affiliate's own assets. These payments will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

     General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

VIII. HOW TO SELL FUND SHARES

     You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

     You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:


    [bullet] If you are selling shares from a retirement account, other than an IRA, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.

    [bullet] If you are selling shares from a non-retirement account or IRA, you may use any of the methods described below.


     Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you in cash, normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.


     In Writing. You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC; however, you must use a written request, including a signature guarantee, to sell your shares if any of the following situations applies:


    [bullet] you wish to sell over $50,000 worth of shares,

    [bullet] your account registration or address has changed within the last 30 days,

    [bullet] the check is not being mailed to the address on your account
             (address of record),

    [bullet] the check is not being made out to the account owners, or

    [bullet] the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.

     Your request should include your name, the Fund's name, your Fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries or corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.


     Written requests will not be processed until they are received in good order and accepted by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.

     By Telephone or Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts, except IRAs. A maximum of $50,000 may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax, send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.


     Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

     Small Accounts. As a new shareholder, you have a minimum of 24 months (including the six months following the mailing of the notice described below) to increase the value of your account to the minimum account value of $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges or failure to meet the initial minimum account requirement set forth above, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.

     CDSC on Class A Shares. Purchases of Class A shares of $1,000,000 or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

     General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

     Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE FUND SHARES


     Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Pioneer mutual fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.


     Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or by FactFone(SM), will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.


     Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the day of the month designated on your Account Application or Account Options Form.

     General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

     Shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.

     Exchange requests received by PSC before 4:00 p.m. Eastern Time will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

     You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

X. DISTRIBUTION PLANS

     The Fund has adopted a Plan of Distribution for each Class of shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution fees are paid to PFD.

     Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of the Class A shares of the Fund or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for the Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (see "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

     Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the Fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the Fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the Fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the Fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the Fund during such 12-month period shall not exceed 0.25% of the Fund's average net daily assets attributable to Class A shares during such period. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the Class A shareholders of the Fund.


     Both the Class B Plan and the Class C Plan provide that the Fund will compensate PFD by paying a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to the applicable Class of shares and will pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its Class B and Class C distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B or Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B or Class C shares.


     Commissions of 4% of the amount invested in Class B shares, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class B shares, dealers will become eligible for additional annual service fees of up to 0.25% of the net asset value of such shares.

     Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and services fees of up to 0.75% and 0.25%, respectively, of the average net asset value of such shares.

     When a broker-dealer sells Class B or Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.


     Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan or the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareowner accounts.

XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION


     The Fund has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code.

     Under the Code, the Fund will be subject to a nondeductible 4% excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

     The Fund's policy is to pay to shareholders dividends from net investment income, if any, quarterly during the months of March, June, September and December and to make distributions from net long term capital gains, if any, in December. Distributions from net short-term capital gains, if any, may be paid with such dividends; dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax. Generally, dividends from the Fund's net investment income, market discount income, net short-term capital gains and certain net foreign exchange gains are taxable under the Code as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains.

     Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all distributions are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of distributions will be provided to shareholders annually. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

     Distributions by the Fund of the dividend income it receives from U.S. domestic corporations may qualify for the dividends-received deduction for corporate shareholders, subject to holding-period requirements and debt-financing restrictions under the Code.

     The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including, in some cases, capital gains) on certain of its foreign investments which will reduce the yield on or return from those investments. If, as anticipated, the Fund does not qualify to pass such taxes through to its shareholders, they will neither treat such taxes as additional income nor be entitled to any associated foreign tax credits or deductions.

     Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to backup withholding or if the Fund receives notice from the Internal Revenue Service ("IRS") or a broker that such withholding applies. Please refer to the Account Application for additional information.

     The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws.


XII. SHAREHOLDER SERVICES

     PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Shareholder Services, Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. ("the Custodian") serves as custodian of the Fund's portfolio securities. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements

     PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing the details of transactions are sent to shareholders as transactions occur, except

Automatic Investment Plan transactions which are confirmed quarterly. The Pioneer Combined Account Statement, mailed quarterly, is available to all shareholders who have more than one Pioneer mutual fund account.


     Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are purchases, exchanges and redemptions of shares by mail or telephone, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intent, Rights of Accumulation and newsletters.


Additional Investments

     You may add to your account by sending a check ($50 minimum for Class A shares and $500 for Class B and C shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments. Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.

Automatic Investment Plans


     You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a preauthorized electronic funds transfer or draft drawn on a checking account. Pioneer Investomatic Plan investments are voluntary and you may discontinue the plan without penalty upon 30 days' written notice to PSC. PSC acts as agent for the purchaser, the broker-dealer, and PFD in maintaining these plans.


Financial Reports and Tax Information

     As a shareholder, you will receive financial reports at least semi-annually. In January of each year, the Fund will mail you information about the tax status of dividends and distributions.

Distribution Options

     Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application.


     Two other options are available: (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in the distribution options may be made by written request to PSC.

     If you elect to receive either dividends or capital gains or both in cash and a distribution check issued to you is returned by the U.S. Postal Service as not deliverable or a distribution check remains uncashed for six months or more, the amount of the check may be reinvested in your account. Such additional shares will be purchased at the then current net asset value. Furthermore, the distribution option on the account will automatically be changed to the reinvestment option until such time as you request a different option by writing to PSC.


Directed Dividends

     You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account. The value of this second account must be at least $1,000 ($500 for the Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations, i.e., PGI IRA Cust for John Smith may only go into another account registered PGI IRA Cust for John Smith.

Direct Deposit

     If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding

     You may request (in writing) that PSC withhold 28% of the dividends and capital gains distribution paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

Telephone Transactions and Related Liabilities

     Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. See "How to Buy Fund Shares" for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern Time on weekdays. Computer-assisted transactions may be available to shareholders who have pre-recorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. See "How to Buy Fund Shares," "How to Sell Fund Shares" and "How to Exchange Fund Shares" for more information.

     To confirm that each transaction instruction received by telephone is genuine, PSC will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC or PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

     During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)

     FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone(SM) allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer mutual fund accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.

Telecommunications Device for the Deaf (TDD)

     If you have a hearing disability and access to TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time, to contact our telephone representatives with questions about your account.

Retirement Plans

     You should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information on retirement plans for businesses, Simplified Employee Pensions Plans, IRAs, and Section 403(b) retirement plans for employees of certain non-profit organizations and public school systems, all of which are available in conjunction with investments in the Fund. The Account Application accompanying this Prospectus should not be used to establish any of these plans. Separate applications are required.

Systematic Withdrawal Plans

     If your account has a total value of at least $10,000, you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals from Class B and Class C shares accounts are limited to 10% of the value of the account at the time the SWP is implemented. See "Waiver of Contingent Deferred Sales Charges" for more information. Periodic checks of $50 or more will be sent to you monthly or quarterly and your periodic redemptions of shares may be taxable to you. Payments can be made either by check or electronic transfer to a bank account designated by you. You may also direct that withdrawal checks be paid to another person, although if you make this designation after you have opened your account, a signature guarantee must accompany your instructions. Purchases of shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous.

     You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinstatement Privilege (Class A Shares Only)


     If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. In addition, if a redemption resulted in a loss and an investment is made in shares of the Fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. Subject to the provisions outlined under "How to Exchange Fund Shares" above, you may also reinvest in Class A shares of any other Pioneer mutual funds; in this case you must meet the minimum investment requirement for each fund you enter.


     The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado, or earthquake.

                             ---------------------

     The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended, or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by filling out an Account Options Form, which you may request by calling 1-800-225-6292.

XIII. THE FUND


     The Fund is a diversified open-end management investment company (commonly referred to as a mutual fund) which was originally organized as a Delaware corporation in 1928 and reorganized as a Massachusetts corporation in 1967, as a Massachusetts business trust in 1985 and as a Delaware business trust on May 1, 1996. The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share, less any applicable CDSC. See "How to Sell Fund Shares" above. The Fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

     The Fund reserves the right to create and issue additional series of shares. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of three classes of shares, designated Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.


     In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully-paid and non-assessable. Shares will remain on deposit with the Fund's transfer agent and certificates will not normally be issued. The Fund reserves the right to charge a fee for the issuance of certificates.

XIV. INVESTMENT RESULTS

     The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 5.75%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

     One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

     Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual fund results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced. The Fund may also include securities industry, real estate industry or comparative performance information in advertising or materials marketing the Fund's shares. Such performance information may include rankings or listings by magazines, newspapers, or independent statistical or ratings services, such as Lipper Analytical Services, Inc. or Ibbotson Associates.

     The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

                          THE PIONEER FAMILY OF MUTUAL FUNDS

                          Growth Funds

                          Global/International

                           --Pioneer Emerging Markets Fund
                             Pioneer Europe Fund
                             Pioneer Gold Shares
                             Pioneer India Fund
                             Pioneer International Growth Fund
                             Pioneer World Equity Fund

                          United States

                           --Pioneer Capital Growth Fund
                             Pioneer Growth Shares
                             Pioneer Mid-Cap Fund
                             Pioneer Small Company Fund
                             Pioneer Micro-Cap Fund*

                          Growth and Income Funds

                           --Pioneer Balanced Fund
                             Pioneer Equity-Income Fund
                             Pioneer Fund
                             Pioneer Real Estate Shares
                             Pioneer II

                          Income Funds

                          Taxable

                           --Pioneer America Income Trust
                             Pioneer Bond Fund
                             Pioneer Short-Term Income Trust*

                          Tax-Exempt

                           --Pioneer Intermediate Tax-Free Fund**
                             Pioneer Tax-Free Income Fund**

                          Money Market Fund

                            Pioneer Cash Reserves Fund

                           *Offers Class A and B Shares only
                          **Not suitable for retirement accounts

Pioneer                                                     [Pioneer logo]
Fund

60 State Street
Boston, Massachusetts 02109

OFFICERS

JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
JOHN A. CAREY, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL

HALE AND DORR LLP


PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292

SERVICE INFORMATION

If you would like information on the following, please call:

Existing and new accounts, prospectuses,
 applications, service forms and
 telephone transactions    .................................... 1-800-225-6292
FactFone(SM)
 Automated fund yields, automated prices
 and account information .......................................1-800-225-4321
Retirement plans  ............................................. 1-800-622-0176
Toll-free fax  ................................................ 1-800-225-4240
Telecommunications Device for the Deaf (TDD)    ............... 1-800-225-1997




0497-4104
- Pioneer Funds Distributor, Inc.

                                  PIONEER FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION
                       Class A, Class B and Class C Shares


                                 April 30, 1997

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") dated April 30, 1997 of Pioneer Fund. A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to Pioneer Fund at 60 State Street, Boston, Massachusetts 02109. The most recent Annual Report to Shareholders is attached to, and is hereby incorporated into, this Statement of Additional Information.


                                TABLE OF CONTENTS
                                                                    Page


         1.  Investment Policies and Restrictions.......................2
         2.  Management of the Fund.....................................8
         3.  Investment Adviser........................................12
         4.  Shareholder Servicing/Transfer Agent......................15
         5.  Custodian.................................................15
         6.  Principal Underwriter.....................................15
         7.  Distribution Plans........................................16
         8.  Independent Public Accountants............................19
         9.  Portfolio Transactions....................................19
         10. Dividends and Tax Status..................................20
         11. Description of Shares.....................................24
         12. Certain Liabilities.......................................25
         13. Determination of Net Asset Value..........................26
         14. Systematic Withdrawal Plan................................26
         15. Letter of Intent..........................................27
         16. Investment Results........................................27
         17. Financial Statements......................................30
          Appendix A - Bond Ratings....................................32
          Appendix B - Performance Statistics..........................44
          Appendix C - Other Pioneer Information.......................44

      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS
          AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF
              PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.  INVESTMENT POLICIES AND RESTRICTIONS


The Fund's current Prospectus presents the investment objective and the principal investment policies of the Fund. Additional investment policies and a further description of some of the policies described in the Prospectus appear below.


The following policies and restrictions supplement those discussed in the Prospectus. Whenever an investment policy or restriction states a maximum percentage of the Fund's assets that may be invested in any security or presents a policy regarding quality standards, this standard or other restrictions shall be determined immediately after and as a result of the Fund's investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment objectives and policies.

Lending of Portfolio Securities

         In order to realize additional income, the Fund may lend its portfolio securities, principally to broker-dealers, under agreements which would require that the loans be secured continuously by cash equivalents or United States ("U.S.") Treasury bills equal at all times to at least the market value of the securities loaned. The Fund would continue to receive interest or dividends on the securities loaned and would also earn interest on the investment of the loan collateral. The loan collateral would be invested only in U.S. Treasury notes, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. Although voting rights, or rights to consent attendant to securities loaned, pass to the borrower, such loans will be called so that the securities may be voted if a material event affecting the investment is to occur.

         As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms which have been approved in advance by the Fund's Board of Trustees, which will monitor the creditworthiness of any such firms. If the management of the Fund decides to make securities loans, it is intended that the value of the securities loaned by the Fund would not exceed 30% of the value of the Fund's total assets. In the Fund's last fiscal year, it did not lend portfolio securities with a value exceeding 5% of its net assets and, while it reserves the right to do so, the Fund has no present intention of lending portfolio securities with such a value during the coming year.


Covered Call Options

         The Fund may write (sell) covered call options on certain portfolio securities, but options may not be written on more than 25% of the aggregate market value of any single portfolio security (determined each time a call is sold as of the date of such sale). As a writer of a call option, the

Fund receives a premium less commission, and, in exchange, foregoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call has the option of purchasing the security from the Fund's portfolio at the option price during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The security covering the call is maintained in a segregated account of the Fund's custodian. The Fund does not consider a security covered by a call option to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         The Fund will purchase a call option only when entering into a "closing purchase transaction," i.e., a purchase of a call option on the same security with the same exercise price and expiration date as a "covered" call already written by the Fund. There is no assurance that the Fund will be able to effect such closing purchase transactions at a favorable price; if the Fund cannot enter into such a transaction it may be required to hold a security that it might otherwise have sold. The Fund's portfolio turnover may increase through the exercise of options if the market price of the underlying securities appreciates and the Fund has not entered into a closing purchase transaction. The commission on the purchase or sale of a call option is higher in relation to the premium than the commission in relation to the price on purchase or sale of the underlying security.


         Foreign Securities

         The Fund may invest a portion of its assets in foreign securities. Investment in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investment in U.S. government securities and securities of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to interest paid to the Fund by the U.S. government or by domestic companies. In addition, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. The value of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Some foreign securities markets have substantially less volume than domestic markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. In connection with its investments in foreign securities and in order to protect against uncertainty in future exchange rates, the Fund may engage in foreign currency exchange transactions.

         Debt Securities

         No more than 5% of the Fund's net assets may be invested in debt securities, including convertible securities, rated below "BBB" by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent. If the rating of a debt security is reduced below investment grade ("BBB" or higher), management will consider whatever action is appropriate, consistent with the Fund's investment objective and policies.


         Bonds rated below "BBB" or comparable unrated securities are commonly referred to as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds (i.e., bonds rated "BBB" or better by Standard & Poor's or, if unrated by such rating organization, determined to be of comparable quality by the Fund's investment adviser).


         The amount of junk bond securities outstanding has proliferated in conjunction with the increase in merger and acquisition and leveraged buyout activity. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

         The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Certain proposed and recently enacted federal laws including the required divestiture by federally insured savings and loan associations of their investments in junk bonds and proposals designed to limit the use, or tax and other advantages, of junk bond securities could adversely affect the Fund's net asset value and investment practices. Such proposals could also adversely affect the secondary market for junk bond securities, the financial condition of issuers of these securities and the value of outstanding junk bond securities. The form of such proposed legislation and the possibility of such legislation being passed are uncertain.

         Since investors generally perceive that there are greater risks associated with the medium to lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         Medium to lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Fund's investment adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

         The prices of all debt securities generally fluctuate in response to the general level of interest rates. Another factor which causes fluctuations in the prices of debt securities is the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect any cash income from such securities but will be reflected in the Fund's net asset value.

Investment Restrictions


         It is a policy of the Fund not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the Commission, investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. The Fund's policy does not apply to investments in U.S. government securities. The 1940 Act provides that the policy of the Fund with respect to concentration is a fundamental policy. In addition, the Fund has agreed not to change the foregoing policy without the affirmative vote of a majority of the Fund's outstanding shares of beneficial interest.


Fundamental Investment Restrictions. The Fund has adopted certain additional investment restrictions which may not be changed without the affirmative vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Fund may not:

         (1) Issue senior securities, except as permitted by the Fund's borrowing, lending and commodity restrictions, and for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, fully covered reverse repurchase agreements, dollar rolls, swaps and any other financial transaction entered into pursuant to the Fund's investment policies as described in the Prospectus and this Statement of Additional Information and in accordance with applicable SEC pronouncements, as well as the pledge, mortgage or hypothecation of the Fund's assets within the meaning of the Fund's fundamental investment restriction regarding pledging, are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes and except pursuant to reverse repurchase agreements or dollar rolls, in all cases in amounts not exceeding 10% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings (including reverse repurchase agreements and dollar rolls) exceed 10% of the Fund's total assets.

         (3) Guarantee the securities of any other company, or mortgage, pledge, hypothecate or assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby.

         (4) Purchase securities of a company if the purchase would result in the Fund's having more than 5% of the value of its total assets invested in securities of such company.

         (5) Purchase securities of a company if the purchase would result in the Fund's owning more than 10% of the outstanding voting securities of such company.

         (6) Act as an underwriter, except as it may deemed to be an underwriter in a sale of restricted securities held in its portfolio.

         (7) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or through the lending of portfolio securities, in each case only to the extent permitted by the Prospectus and this Statement of Additional Information.

         (8) Invest in real estate, commodities or commodity contracts, except that the Fund may invest financial futures contracts and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the Fund is not prohibited from investing by the Commodity Exchange Act and the rules and regulations thereunder

         (9) Purchase securities on "margin" or effect " short sales" of securities.

         (10) Purchase securities for the purpose of controlling management of other companies;

         (11) Acquire the securities of any other domestic or foreign investment company or investment fund (except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company); provided, however, that nothing herein contained shall prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such trust shall not be permitted to invest in real estate or interests in real estate other than mortgages or other security interests;

The Fund does not intend to enter into any reverse repurchase agreement or dollar roll, lend portfolio securities or invest in securities index put and call warrants, as described in fundamental investment restrictions (1), (2), (7) and (8) above, during the coming year.

Non-Fundamental Investment Restrictions.

The following restrictions have been designated as non-fundamental and may be changed by a vote of the Fund's Board of Trustees without approval of shareholders.

The Fund may not:

         (1) purchase or retain the securities of any issuer if these officers and Trustees of the Fund of its adviser or principal underwriter, owning individually more than one-half of 1% of the securities of such issuer, together collectively own more than 5% of the securities of such issuer; or


         (2) purchase (a) securities which at the time of investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws (excluding restricted securities that have been determined by the Trustees of the Fund ((or the person designated by them to make such determinations)) to be readily marketable) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets would be invested in securities described in (a), (b), and
(c) above.


         In addition, in connection with the offering of its shares in various states and foreign countries, the Fund has agreed to abide by certain additional restrictions which may not be changed without the approval of the regulatory agencies in such states and foreign countries (but which may be changed without notice to or approval of the Fund's shareholders). These restrictions are that the Fund will not: (1) purchase the securities of any issuer if such purchase would result in the Fund owning more than 10% of any class of securities of such issuer; (2) invest in uncovered puts or calls, or straddles, spreads, or any combination thereof, or in oil, gas or other mineral leases or exploration or development programs; (3) borrow in excess of 10% of gross assets taken at cost;
(4) pledge, mortgage, hypothecate or otherwise encumber any assets of the Fund;
(5) invest in foreign securities (exclusive of foreign securities listed on recognized domestic or foreign securities exchanges), together with other investments which are not readily marketable, in excess of 5% of average net assets; and (6) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges.

         2.  MANAGEMENT OF THE FUND


         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the the 1940 Act.


JOHN F. COGAN, JR.*, Chairman of the Board, President and Trustee,
DOB: June 1926


     President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") and Forest-Starma (a Russian timber joint venture); President and Director of Pioneer Plans Corporation ("PPC"), Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Luscina, Inc., Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega") and Theta Enterprises, Inc.; Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH ("Pioneer GmbH"); Member of the Supervisory Board of Pioneer First Polish Trust Fund Joint Stock Company ("PFPT"); Chairman, President and Trustee of all of the Pioneer mutual funds and Partner, Hale and Dorr LLP (counsel to the Fund).


RICHARD H. EGDAHL, M.D., Trustee, DOB: December 1926
Boston University Health Policy Institute, 53 Bay State Rd., Boston, MA 02115


     Professor of Management, Boston University School of Management, since 1988; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital and Trustee of all of the Pioneer mutual funds.


MARGARET B.W. GRAHAM, Trustee, DOB: May 1947
The Keep, P.O. Box 110. Little Deer Isle, ME 04650

     Founding Director, Winthrop Group, Inc (consulting firm) since 1982; Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology, Boston University School of Management ("BUSM"), from 1989 to 1993 and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, Trustee, DOB: July 1917
6363 Waterway Drive, Falls Church, VA 22044

     Professor Emeritus and Adjunct Scholar, George Washington University; Economic Consultant and Director, American Productivity and Quality Center; American Enterprise Institute and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, Trustee, DOB: May 1948
One Boston Place, Suite 2635, Boston, MA 02108

     President, Newbury, Piret & Company, Inc. (merchant banking firm) and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President, DOB: February 1944

     Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIC, PIntl , First Russia, Omega and Pioneer SBIC Corporation, Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee, DOB: September 1928
125 Broad Street, New York, NY 10004

     Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, Trustee, DOB: June 1936
One North Adgers Wharf, Charleston, SC 29401

     President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp.; Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, Treasurer, DOB: April 1937

     Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC Corporation; Treasurer and Director of PPC and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB: August 1946


     Secretary of PGI, PMC, PPC, PIC, PIntl, PMT, First Russia, Omega and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr LLP (counsel to the Fund) and Secretary of all of the Pioneer mutual funds.


ERIC W. RECKARD, Assistant Treasurer, DOB: June 1956

     Manager of Fund Accounting of PMC since May 1994, Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994 and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB: March 1964

     General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC: and .formerly of Hale and Dorr LLP (counsel to the Fund) where he most recently served as junior partner.


JOHN A. CAREY, Vice President, DOB: May 1949


     Vice President of PMC, Pioneer Equity-Income Fund, and Pioneer Fund.


         The Fund's Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.


         All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts. To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 14% of such shares. As of the date of this Statement of Additional Information, the Trustees and officers of the Fund owned less than 1% of the outstanding securities of the Fund. MLPF&S For the Sole Benefit of its Customers, Mutual Fund Administration, 4800 Deer Lake Drive East, Third Floor, Jacksonville, Florida 32246-6484, owned approximately 26,660 (5.04%) of the Class B shares of the Fund and 13,859 (17.09%) of the Class C shares of the Fund. Rauscher Pierce Refsnes FBO Mary B. Savage, 4126 West T C Jester BLVD, Houston, TX 77018-4645, owned approximately 4,355 (5.37%) of the outstanding Class C shares of the Fund.


         The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                            Investment           Principal
Fund Name                                     Adviser           Underwriter


Pioneer World Equity Fund                       PMC                 PFD
Pioneer International Growth Fund               PMC                 PFD
Pioneer Europe Fund                             PMC                 PFD
Pioneer Emerging Markets Fund                   PMC                 PFD
Pioneer India Fund                              PMC                 PFD
Pioneer Capital Growth Fund                     PMC                 PFD
Pioneer Mid-Cap Fund                            PMC                 PFD
Pioneer Growth Shares                           PMC                 PFD
Pioneer Micro-Cap Fund                          PMC                 PFD
Pioneer Small Company Fund                      PMC                 PFD
Pioneer Gold Shares                             PMC                 PFD
Pioneer Equity-Income Fund                      PMC                 PFD

Pioneer Fund                                    PMC                 PFD
Pioneer II                                      PMC                 PFD
Pioneer Real Estate Shares                      PMC                 PFD
Pioneer Balanced Fund                           PMC                 PFD
Pioneer Short-Term Income Trust                 PMC                 PFD
Pioneer America Income Trust                    PMC                 PFD
Pioneer Bond Fund                               PMC                 PFD
Pioneer Intermediate Tax-Free Fund              PMC                 PFD
Pioneer Tax-Free Income Fund                    PMC                 PFD
Pioneer Cash Reserves Fund                      PMC                 PFD
Pioneer Interest Shares, Inc.                   PMC               Note 1
Pioneer Variable Contracts Trust                PMC               Note 2


Note 1 This fund is a closed-end fund.

Note 2 This is a series of eight separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

         Compensation of Officers and Trustees


                  The Fund pays no salaries or compensation to any of its officers. The Fund will pay an annual trustee's fee to each Trustee who is not affiliated with PMC, PGI, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of the average net assets of the Fund. In addition, the Fund will pay a per meeting fee of $100 to each Trustee who is not affiliated with PMC, PGI, PFD or PSC. The Fund will also will pay an annual committee participation fee to trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees will be allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds will receive an annual fee equal to 10% of the aggregate annual trustee's fee, except the Committee Chair who will receive an annual trustee's fee equal to 20% of the aggregate annual trustee's fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, will receive an annual fee equal to 5% of the annual trustee's fee, except the Committee Chair who will receive an annual trustee's fee equal to 10% of the annual trustee's fee. Any such fees paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Fund under its Management Contract.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Fund:


                                                              Total
                                         Pension or       Compensation
                          Aggregate      Retirement      from the Fund
                         Compensation     Benefits        and all other
Name of Trustee         From the Fund*    Accrued      Pioneer Mutual Funds**
---------------         -------------    -----------   -----------------------
John F. Cogan, Jr.           $500           0               $11,083
Richard H. Egdahl, M.D.     $5,321          0               $59,858
Margaret B.W. Graham        $5,421          0               $59,858
John W. Kendrick            $5,421          0               $59,858
Margeurite A. Piret         $8,179          0               $79,842
David D. Tripple             $500           0               $11,083
Stephen K. West             $6,216          0               $67,850
John Winthrop               $6,360          0               $66,442
                            ------                          -------
             Total         $37,918                          $417,052
                            ======                          ========

*        For the fiscal period ended December 31, 1996.

**       For the calendar year ended December 31, 1996.

         3.  INVESTMENT ADVISER

         The Fund has contracted with PMC, 60 State Street, Boston, Massachusetts, to act as its investment adviser. PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund, subject to the right of the Fund's Trustees to disapprove any such purchase or sale. The management contract expires initially on May 31, 1997, but it is renewable annually by vote of a majority of the Board of Trustees of the Fund (including a majority of the Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. The contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or vote of a majority of its outstanding securities and the giving of sixty days' written notice. The management contract was approved by the shareholders of the Fund at a meeting of shareholders held on April 30, 1996.


         As compensation for its management services and expenses incurred, and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC a basic fee of 0.60% of the Fund's average daily net assets (the "Basic Fee"). An appropriate percentage (based upon the number of days in the current month) of this annual Basic Fee is applied to the Fund's average net assets for the current month, giving a dollar amount which is the monthly fee.


Performance Fee Adjustment


         The Basic Fee is subject to an upward or downward adjustment, depending on whether and to what extent the investment performance of the Class A shares of the Fund for the performance period exceeds, or is exceeded by, the record of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Lipper Growth and Income Funds Index (the "Index") for this purpose. The Index represents the arithmetic mean performance (i.e., equally weighted) of the thirty largest funds with a growth and income objective.

         The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.01%. The maximum annualized adjustment rate is +/- 0.10%. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then applied to the average net assets for the entire performance period, giving a dollar amount that is added to (or subtracted from) the Basic Fee.

         The Fund's performance is calculated based on the net asset value of the Fund's Class A shares. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if reinvested at the net asset value as of the record date for payment. The record for the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities comprise the Index.

Application of Performance Adjustment


         The application of the performance adjustment is illustrated by the following hypothetical example, assuming that the net asset value of the Class A shares of the Fund and the level of the Index were $10 and 100, respectively, on the first day of the performance period.


             Investment Performance*              Cumulative Change

           First Day       End of Period      Absolute        Percentage
                                               Points

Fund          $ 10             $ 13              +$ 3           + 30%
Index          100              123              + 23           + 23%


* Reflects performance at net asset value. Any dividends or capital gains distributions paid by the Fund are treated as if reinvested at net asset value as of the payment date and any dividends paid on securities which comprise the Index are treated as if reinvested on the ex-dividend date.


         The difference in relative performance for the performance period is +7 percentage points. Accordingly, the annualized management fee rate for the last month of the performance period would be calculated as follows: An appropriate percentage (based upon the number of days in the current month) of the Basic Fee of 0.60% would be applied to the Fund's average daily net assets for the month resulting in a dollar amount. The +7 percentage point difference is multiplied by the performance adjustment rate of 0.02% producing a rate of 0.14%. An appropriate percentage of this rate (based upon the number of days in the current month) is then applied to the average daily net assets of the Fund over the performance period resulting in a dollar amount which is added to the dollar amount of the Basic Fee. The management fee paid is the dollar amount calculated for the performance period. If the investment performance of the Fund during the performance period was exceeded by the record of the Index, the dollar amount of performance adjustment would be deducted from the Basic Fee.

         Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.


         From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the Index.

         The Fund's current management contract with PMC became effective May 1, 1996. Under the terms of the contract, beginning on May 1, 1996 the Fund paid management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above. If including the initial rolling performance period (that is, the period prior to the effectiveness of the management contract) has the effect of increasing the Basic Fee for any month, such aggregate prior results will be treated as Index neutral for purposes of calculating the performance adjustment for such month. Otherwise, the performance adjustment will be made as described above.


         The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is normally paid monthly.

         Prior to May 1, 1996, as compensation for its management services and expenses incurred, PMC received 0.50% per annum of the Fund's average daily net assets up to $250,000,000, 0.48% of such assets between $250,000,000 and $300,000,000, and 0.45% of such assets in excess of $300,000,000. The fee was computed daily and paid monthly.


         During its fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid or owed management fees to PMC of approximately $13,798,000, $10,330,000 and $9,362,000., respectively.

         4.  SHAREHOLDER SERVICING/TRANSFER AGENT


         The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts, to act as its dividend disbursing agent and transfer agent. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of sixty days' written notice.


         Under the terms of its contract with the Fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of Fund shares; (ii) distributing dividends and capital gains associated with Fund accounts; and (iii) maintaining account records and responding to shareholder inquiries.


         PSC receives an annual fee of $22.75 per shareholder account from the Fund as compensation for the services described above. This fee is set at an amount determined by vote of a majority of the Fund's Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the Fund would be in lieu of the per account fee which would otherwise be paid by the Fund to PSC.


         5.   CUSTODIAN

         Brown Brothers Harriman & Co. (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

         6.   PRINCIPAL UNDERWRITER


         PFD, 60 State Street, Boston, Massachusetts, serves as the principal underwriter for the Fund in connection with the continuous offering of its shares. The Fund has entered into an Underwriting Agreement with PFD. The Underwriting Agreement will continue from year to year if annually approved by the Trustees in conjunction with the continuance of the Plans (as defined below). The Underwriting Agreement provides that PFD will bear the distribution expenses of the Fund not borne by the Fund. During the Fund's 1996, 1995 and 1994 fiscal years, net underwriting commissions retained by PFD were approximately $1,176,156, $923,858 and $990,413, respectively. Commissions reallowed to dealers for the 1996, 1995 and 1994 fiscal years were approximately $7,758,483, $6,147,056 and $6,589,413, respectively.


         PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal, state and foreign securities law. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.


         The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with a reorganization, statutory merger or other acquisition of portfolio securities.


         7.   DISTRIBUTION PLANS


         The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan") (together, the "Plans").


         Class A Plan

         Pursuant to the Class A Plan the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of the Class A shares of the Fund. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of the Fund's average annual net assets attributable to Class A shares.

         Class B Plan

         The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services to the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares. See "Distributions Plans" in the Prospectus. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid, PFD may cause all or a portion of the distribution fees described above to be paid to that broker-dealer.


         Class C Plan

         The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first year's service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.

Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the current value of the amount invested and additional compensation at a rate of up to 0.75% of the average net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


         The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. See "Distribution Plans" in the Prospectus. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid, PFD may cause all or a portion of the distribution fees described above to be paid to that broker-dealer.


General


In accordance with the terms of each Plan, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation it provides.

         No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of a Plan except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plan by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

         Each Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom has or had any direct or indirect financial interest in the operation of the Plan), cast in person at a meeting called for the purpose of voting on the Plan. In approving each Plan, the Trustees identified and considered a number of potential benefits which the Plan may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund. Material amendments of each Plan must also be approved by the Trustees in the manner described above. The Plans may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plans, or by a vote of a majority of the outstanding voting securities of the respective Class of the Fund (as defined in the 1940 Act). A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

         During the fiscal year ended December 31, 1995, the Fund incurred total distribution fees pursuant to the Class A Plan of $3,776,000. Distribution fees were paid by the Fund to PFD in reimbursement of expenses related to services, shareholder accounts and to compensating dealers and sales personnel. During the fiscal year ended December 31,1996, the Fund incurred total distribution fees pursuant to the Fund's Class A Plan, Class B Plan, and Class C Plan, respectively, as follows: $5,192,000, $18,000 and $3,000

         Redemptions of each class of shares may be subject to a CDSC. A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within 6 years of purchase are subject to a CDSC at declining rates beginning at 4% based on the lower of the cost or market value of the shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. During the fiscal year ended December 31, 1996, CDSCs, in the amount of approximately $5,000 were paid to PFD.


         8.   INDEPENDENT PUBLIC ACCOUNTANTS


         Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02210, is the Fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


         9.   PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the management contract (subject to the right of the Trustees to reverse any such transaction). The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Additionally, in selecting brokers or dealers, PMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

         In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, dealers may be selected who provide brokerage and/or research services to the Fund and/or other investment companies managed by PMC, or who sell shares of the Fund. In addition, if PMC determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Brokerage and research services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock price quotation services; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, performance of accounts, comparative fund statistics and credit rating service information; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Fund and other investment companies managed by PMC are placed with dealers (including dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided.
Management believes that no exact dollar value can be calculated for such services.

         The receipt of research from dealers may be useful to PMC in rendering investment management services to the Fund and other investment companies managed by PMC, and conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.


         The Trustees periodically review PMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. During the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid or owed total brokerage commissions of approximately $1,539,000, $1,983,083 and $1,016,736, respectively.

         The Fund is managed by PMC, which also serves as investment adviser to other mutual funds in the Pioneer group and private accounts with investment objectives similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, such other mutual funds in the Pioneer group and such other private accounts. In such cases, the decision to recommend a purchase to one mutual fund or account rather than the other is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each client presently has in a particular industry and the availability of investment funds in each client account.

         It is possible that at times identical securities will be held by more than one mutual fund and/or account. However, the position of any mutual fund or account in the same issue may vary and the length of time that any mutual fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another mutual fund in the Pioneer group or a private account managed by PMC seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one account, the resulting participation in volume transactions could produce better executions for the Fund or the account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although some of the other mutual funds in the Pioneer group have the same general investment objectives and fundamental policies as the Fund, their portfolios do not generally consist of the same investments as the Fund or each other and their performance results are likely to differ from that of the Fund.


         10.  DIVIDENDS AND TAX STATUS


         It is the Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets and the distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying federal income tax.

         In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), limit its gains from the sale of stock, securities and certain other positions held for less than three months to less than 30% of its annual gross income (the "30% test") and satisfy certain annual distribution and quarterly diversification requirements.

         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. The federal income tax status of all distributions will be reported to shareholders annually.

         Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any transactions in foreign currency that are not directly related to the Fund's investments in stock or securities (or its options with respect to stock or securities) may need to be limited in order to enable the Fund to satisfy the limitations described in the second paragraph above that are applicable to the income or gains recognized by a regulated investment company. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         If the Fund acquires any equity interest (under proposed regulations, generally including not only stock but also an option to acquire stock) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         The Fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

         If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         For federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders. As of the end of its most recent taxable year, the Fund had no capital loss carryforwards.

         At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

         Redemptions and exchanges are taxable events. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

         Options written by the Fund on certain securities may cause the Fund to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Losses on certain options and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. The effect of these rules may be mitigated to the extent the Fund limits its option-writing to "qualified covered call options" on portfolio stock. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options and straddles may affect the amount, timing and character of the Fund's income and losses and hence of its distributions to shareholders.

         For purposes of the 70% dividends-received deduction generally available to corporations under the Code, dividends received by the Fund from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) held in an unleveraged position and distributed and designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of

"extraordinary dividends" received with respect to the shares. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire Fund shares, they may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

         The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

         The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

         11.  DESCRIPTION OF SHARES


         The Fund's Declaration of Trust permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the Fund consists of only one series. The Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund, designated Class A, Class B and Class C shares. Each share of a class represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets of the particular series.


         Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees.

         The shares of each series of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Fund vote together as a class on matters that affect all series of the Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Fund's Declaration of

Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Fund, except as stated below. See "Certain Liabilities."

         12. CERTAIN LIABILITIES

         The Fund has previously been organized as a Delaware corporation, a Massachusetts corporation and a Massachusetts business trust and was reorganized as a Delaware business trust on May 1, 1996, pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the Fund. As a Delaware business trust, the Fund's operations are governed by its Declaration of Trust dated May 1, 1996. A copy of the Fund's Certificate of Trust, also dated May 1, 1996, is on file with the office of the Secretary of State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Fund's Declaration of Trust expressly provides that the Fund is organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. There is nevertheless a remote possibility that a Delaware business trust, such as the Fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could become subject to personal liability.

         To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees,
(ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

         The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         13.  DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 P.M., Eastern Time) on each day on which the New York Stock Exchange is open for business. As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchase orders in good order for the shares of the Fund are received and no shares are tendered for redemption, the net asset value per share is not determined.

         The net asset value per share of each class of the Fund is computed by taking the amount of the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to that class, and dividing it by the number of outstanding shares for the class. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board. The maximum offering price per Class A share is the net asset value per Class A share, plus the maximum sales charge. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge.

         14.  SYSTEMATIC WITHDRAWAL PLAN


         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. You must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic payments of $50 or more will be deposited monthly or quarterly directly into a bank account designated by you, or will be sent by check to you, or any person designated by you. Withdrawals from Class B and Class C accounts are limited to 10% of the value of the account at the time the SWP is established. See "Waiver or Reduction of Contingent Deferred Sales Charge" in the prospectus. Designation of another person to receive the checks subsequent to opening an account must be accompanied by a signature guarantee.


         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the Plan account. Redemptions are potentially taxable transactions to shareholders. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.


         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of PSC for maintaining the SWP are paid by the Fund.

         15.  LETTER OF INTENT (Class A shares only)

         A Letter of Intent (a "Letter") may be established by completing the Letter of Intent section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. A Letter of Intent is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated.

         If the total purchases, less redemptions, exceed the amount specified under the Letter of Intent and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the Letter of Intent to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the Letter of Intent.

         If the total purchases, less redemptions, are less than the amount specified under the Letter of Intent, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the Letter of Intent section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess. See "How to Purchase Fund Shares - Letter of Intent" in the Prospectus for more information.

         16.  INVESTMENT RESULTS

         Quotations, Comparisons, and General Information


         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared to that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, the total return of the Fund's classes may be compared to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; or the Frank Russell Indexes ("Russell 1000," "2000," "2500," "3000") and Wilshire Total Market Value Index ("Wilshire 5000"), recognized unmanaged indexes of broad-based common stocks.

         In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA Weisenberger, Donaghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Analytical

Services, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

         In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the Fund.


         Standardized Average Annual Total Return
         Quotations and Other Performance Quotations


         One of the primary methods used to measure the performance of a Class of the Fund is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in a Class of the Fund, over any period up to the lifetime of that Class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values. Past performance cannot guarantee any particular future result.


         The Fund's average annual total return quotations for each of its classes as that information may appear in the Prospectus, this Statement of Additional Information or in advertising, are calculated by standard methods prescribed by the SEC.


Standardized Average Annual Total Return Quotations

         Average annual total return quotations for each Class of Fund shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                        n
                  P(1+T)  = ERV

Where:
                  P = a hypothetical initial payment of $1,000, less the maximum sales load of 5.75% for Class A shares or the deduction of the CDSC for Class B and Class C shares at the end of the period.

                  T        =        average annual total return

                  n        =        number of years

                  ERV      =        ending redeemable value of the hypothetical
                                    $1,000 initial payment made at the
                                    beginning of the designated period (or
                                    fractional portion thereof)

         For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.


         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the class' mean account size.

         The total returns for Class A, Class B and Class C shares of the Fund as of December 31, 1996 are as follows:

                              Average Annual Total Return (%)
                  ----------------------------------------------------------
                  One Year     Five Years      Ten Years       Commencement*
                  --------     ----------      ---------       -------------
Class A Shares      12.80          13.02          12.04               N/A
Class B Shares      N/A            N/A            N/A                 5.92
Class C Shares      N/A            N/A            N/A                 7.74

* Commencement was and 7/1/96 for both Class B and Class C shares.


         The Fund may also present, from time to time, historical information depicting the value of a hypothetical account over the time period from the Fund's inception in 1928 until the present. The Fund also may depict summary results of assumed investments in the Fund for each of the ten-calendar-year periods in the Fund's history and for the ten-year periods which began at recognized market highs or ended at recognized market lows. An example of this historical information describing various performance characteristics of the Fund from 1928 until the present is contained under the caption "Investment Results" in this Statement of Additional Information.

         In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

         Automated Information Line

         FactFone(SM), Pioneer's 24-hour automated information line, allows shareholders to dial toll-free 1-800-225-4321 and hear recorded fund information, including:

         [bullet] net asset value prices for all Pioneer mutual funds;

         [bullet] annualized 30-day yields on Pioneer fixed income funds;

         [bullet] annualized 7-day yields and 7-day effective (compound) yields for Pioneer money market funds; and

         [bullet] dividends and capital gains distributions for all Pioneer mutual funds.

         Yields are calculated in accordance with SEC mandated standard formulas.

         In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFone(SM)" in the Prospectus for more information.


         All performance numbers communicated through FactFone(SM) represent past performance, and figures for all quoted fixed income funds include the applicable maximum sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer Cash Reserves Fund, which seeks a stable $1.00 share price) will also vary and may be worth more or less at redemption than their original cost.


         17.  FINANCIAL STATEMENTS


                  The Fund's audited financial statements for the fiscal year ended December 31, 1996 are included in the Fund's 1996 Annual Report to Shareholders which is hereby incorporated by reference into this Statement of Additional Information and attached hereto in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing.

                                  Pioneer Fund
                                 Class A Shares


                               Sales                 Net Asset
         Initial    Offering   Charge     Shares        Value      Initial Net
 Date   Investment    Price   Included  Purchased     Per Share    Asset Value
 ----   ----------  --------  --------  ---------     ---------    -----------
3/1/28   $10,000      $0.93    5.75%    10,752.688    $0.8800        $9,450

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)


                From        From Cap. Gains    From Dividends
  Date       Investment       Reinvested        Reinvested      Total Value
  ----       -----------    ---------------   ---------------   -----------
12/31/87       $198,710        $7,950,978       $5,159,386      $13,309,074
12/31/88       $218,710        $9,400,586       $6,129,240      $15,748,536
12/31/89       $250,322       $11,625,178       $7,556,504      $19,432,004
12/31/90       $202,044       $10,571,298       $6,614,590      $17,387,932
12/31/91       $217,635       $13,443,867       $7,682,794      $21,344,296
12/31/92       $231,291       $15,309,348       $8,705,733      $24,246,372
12/31/93       $249,998       $17,494,468       $9,950,970      $27,695,436
12/31/94       $229,247       $17,627,580       $9,679,349      $27,536,176
12/31/95       $261,936       $22,910,582       $11,700,045     $34,872,563
12/31/96       $286,139       $27,984,422       $13,468,984     $41,742,545

         Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original purchase.

                                  Pioneer Fund
                                 Class B Shares

                               Sales                 Net Asset
         Initial    Offering   Charge     Shares        Value      Initial Net
 Date   Investment    Price   Included  Purchased     Per Share    Asset Value
 ----   ----------  --------  --------  ---------     ---------    -----------
7/1/96   $10,000     $26.40      0%      378.788      $26.4000       $10,000

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)

              From      From Cap. Gains    From Dividends
  Date     Investment     Reinvested        Reinvested      Total Value   CDSC
  ----     ----------   ---------------   ---------------   -----------   ----
12/31/96    $10,235         $707               $49           $10,591      4.00%

         Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original purchase.

                                  Pioneer Fund
                                 Class C Shares

                               Sales                 Net Asset
         Initial    Offering   Charge     Shares        Value      Initial Net
 Date   Investment    Price   Included  Purchased     Per Share    Asset Value
 ----   ----------  --------  --------  ---------     ---------    -----------
7/1/96   $10,000     $26.40      0%      378.788      $26.4000      $10,000

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)

              From      From Cap. Gains    From Dividends
  Date     Investment     Reinvested        Reinvested      Total Value   CDSC
  ----     ----------   ---------------   ---------------   -----------   ----
12/31/96    $10,129         $706               $39           $10,774      1.00%

         Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original purchase.

                                   APPENDIX A


                          Description of Bond Ratings(1)

                        Moody's Investor's Service, Inc.(2)

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat bigger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

---------------------------------------------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this Prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.

(2) Rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

                        Standard & Poor's Ratings Group(3)

AAA: Bonds rated AAA are highest grade obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

-------------------------------------------------
(3) Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

                                APPENDIX B

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

The following securities indices are well-known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may be used, if appropriate. The indices are not available for direct investment. The data presented is not meant to be indicative of the performance of the Fund, reflects past performance and does not guarantee future results.

S&P 500

This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P Composite Index includes 500 of the largest stocks (in terms of stock market value) in the United States; prior to March 1957 it consisted of 90 of the largest stocks.

DOW JONES INDUSTRIAL AVERAGE

This is a total return index based on the performance of 30 blue chip stocks.

U.S. SMALL STOCK INDEX

This index is a market value weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION

The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES

The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


LONG-TERM U.S. GOVERNMENT BONDS

The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS

Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934-1986 are obtained from the CRSP Government Bond File.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934-1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926-1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

MSCI

Morgan Stanley Capital International Indices, developed by the Capital International S.A., are based on share prices of some 1470 companies listed on the stock exchanges around the world.

Countries in the MSCI EAFE Portfolio are:

Australia; Austria; Belgium; Denmark; Finland; France; Germany; Hong Kong; Italy; Japan; Netherlands; N. Zealand; Norway; Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom.


Countries in the MSCI EMERGING MARKET FREE INDEX are: Argentina, Brazil, Chile, China, Czech Republic, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea Free (at 50%), Malaysia, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela Free

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

6 MONTH CDs

Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS

For 1969-1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

Over 1926-1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946-1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30 DAY) TREASURY BILLS

For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NAREIT-EQUITY INDEX

All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMSE and the NASDAQ. The data is market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 Newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighing at the beginning of the period. Only those REITs listed for the entire period are

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL 2000 SMALL STOCK INDEX

Index of the 2,000 smallest stocks in the Russell 3000 Index (TM); the smallest company has a market capitalization of approximately $13 million. The Russell 3000 is comprised of the 3,000 largest US companies as determined by market capitalization representing approximately 98% of the US equity market. The largest company in the index has a market capitalization of $67 billion. The Russell Indexes (TM) are reconstituted annually as of June 1st, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX

The Wilshire Real Estate Securities Index is a market capitalization-weighted index which measures the performance of more than 85 securities.

The index contains performance data on five major categories of property; office, retail, industrial, apartment and miscellaneous. Additionally, the Index has real estate portfolio encumbered by 16% third party mortgages. The companies in the WRESEC are 79% equity and hybrid REIT's and 21% real estate operating companies. The capitalization is 47% NYSE, 33% AMEX and 20% OTC."

STANDARD & POOR'S MIDCAP 400 INDEX

The Standard and Poor's MidCap 400 Index is a market-value-weighted index. The performance data for the MidCap 400 Index were calculated by taking the stocks presently in the MidCap 400 Index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the MidCap 400 Index five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

The S&P MidCap 400 Index and the S&P 500 together represent approximately 85% of the total market capitalization of stocks traded in the United States.


LIPPER BALANCED FUNDS INDEX

Equally-weighted performance indices, adjusted for capital gains distributions and income dividends of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

BANK SAVINGS ACCOUNT

Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.

Source: Ibbotson Associates

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
--------------------------------------------------------------------------------
Dec 1928   43.61       55.38       39.69       -0.97         N/A      N/A
Dec 1929   -8.42      -13.64      -51.36        0.20         N/A      N/A
Dec 1930  -24.90      -30.22      -38.15       -6.03         N/A      N/A
Dec 1931  -43.34      -49.03      -49.75       -9.52         N/A      N/A
Dec 1932   -8.19      -16.88       -5.39      -10.30         N/A      N/A
Dec 1933   53.99       73.71      142.87        0.51         N/A      N/A
Dec 1934   -1.44        8.07       24.22        2.03         N/A      N/A
Dec 1935   47.67       43.77       40.19        2.99         N/A      N/A
Dec 1936   33.92       30.23       64.80        1.21         N/A      N/A
Dec 1937  -35.03      -28.88      -58.01        3.10         N/A      N/A
Dec 1938   31.12       33.16       32.80       -2.78         N/A      N/A
Dec 1939   -0.41        1.31        0.35       -0.48         N/A      N/A
Dec 1940   -9.78       -7.96       -5.16        0.96         N/A      N/A
Dec 1941  -11.59       -9.88       -9.00        9.72         N/A      N/A
Dec 1942   20.34       14.12       44.51        9.29         N/A      N/A
Dec 1943   25.90       19.06       88.37        3.16         N/A      N/A
Dec 1944   19.75       17.19       53.72        2.11         N/A      N/A
Dec 1945   36.44       31.60       73.61        2.25         N/A      N/A
Dec 1946   -8.07       -4.40      -11.63       18.16         N/A      N/A
Dec 1947    5.71        7.61        0.92        9.01         N/A      N/A
Dec 1948    5.50        4.27       -2.11        2.71         N/A      N/A
Dec 1949   18.79       20.92       19.75       -1.80         N/A      N/A
Dec 1950   31.71       26.40       38.75        5.79         N/A      N/A
Dec 1951   24.02       21.77        7.80        5.87         N/A      N/A
Dec 1952   18.37       14.58        3.03        0.88         N/A      N/A
Dec 1953   -0.99        2.02       -6.49        0.62         N/A      N/A
Dec 1954   52.62       51.25       60.58       -0.50         N/A      N/A
Dec 1955   31.56       26.58       20.44        0.37         N/A      N/A
Dec 1956    6.56        7.10        4.28        2.86         N/A      N/A
Dec 1957  -10.78       -8.63      -14.57        3.02         N/A      N/A
Dec 1958   43.36       39.31       64.89        1.76         N/A      N/A
Dec 1959   11.96       20.21       16.40        1.50         N/A      N/A
Dec 1960    0.47       -6.14       -3.29        1.48         N/A      N/A
Dec 1961   26.89       22.60       32.09        0.67         N/A      N/A
Dec 1962   -8.73       -7.43      -11.90        1.22         N/A      N/A
Dec 1963   22.80       20.83       23.57        1.65         N/A      N/A
Dec 1964   16.48       18.85       23.52        1.19         N/A      N/A
Dec 1965   12.45       14.39       41.75        1.92         N/A      N/A
Dec 1966  -10.06      -15.78       -7.01        3.35         N/A      N/A
Dec 1967   23.98       19.16       83.57        3.04         N/A      N/A
Dec 1968   11.06        7.93       35.97        4.72         N/A      N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
--------------------------------------------------------------------------------
Dec 1969   -8.50      -11.78      -25.05        6.11        N/A      N/A
Dec 1970    4.01        9.21      -17.43        5.49        N/A      N/A
Dec 1971   14.31        9.83       16.50        3.36        N/A      N/A
Dec 1972   18.98       18.48        4.43        3.41        N/A      N/A
Dec 1973  -14.66      -13.28      -30.90        8.80        N/A      N/A
Dec 1974  -26.47      -23.58      -19.95       12.20        N/A      N/A
Dec 1975   37.20       44.75       52.82        7.01       31.72    43.38
Dec 1976   23.84       22.82       57.38        4.81       13.84    34.93
Dec 1977   -7.18      -12.84       25.38        6.77      -11.82    -2.57
Dec 1978    6.56        2.79       23.46        9.03        6.78     6.16
Dec 1979   18.44       10.55       43.46       13.31       15.72    21.16
Dec 1980   32.42       22.17       39.88       12.40       39.40    23.59
Dec 1981   -4.91       -3.57       13.88        8.94       -9.81     0.02
Dec 1982   21.41       27.11       28.01        3.87       22.03    21.04
Dec 1983   22.51       25.97       39.67        3.80       16.24    28.89
Dec 1984    6.27        1.31       -6.67        3.95        2.33    10.52
Dec 1985   32.16       33.55       24.66        3.77       33.31    29.68
Dec 1986   18.47       27.10        6.85        1.13       14.50    21.67
Dec 1987    5.23        5.48       -9.30        4.41        6.50     3.68
Dec 1988   16.81       16.14       22.87        4.42       11.95    21.67
Dec 1989   31.49       32.19       10.18        4.65       36.40    26.13
Dec 1990   -3.17       -0.56      -21.56        6.11        0.20    -6.85
Dec 1991   30.55       24.19       44.63        3.06       38.37    22.56
Dec 1992    7.67        7.41       23.35        2.90        5.07    10.53
Dec 1993    9.99       16.94       20.98        2.75        1.68    18.60
Dec 1994    1.31        5.06        3.11        2.78        3.13    -0.64
Dec 1995   37.43       36.84       34.46        2.74       38.13    36.99
Dec 1996   23.07       28.84       17.62        3.58       23.96    21.99

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill
--------------------------------------------------------------------------------
Dec 1925     N/A              N/A           N/A       N/A      N/A      N/A
Dec 1926     7.77             5.38          N/A       N/A      7.37     3.27
Dec 1927     8.93             4.52          N/A       N/A      7.44     3.12
Dec 1928     0.1              0.92          N/A       N/A      2.84     3.56
Dec 1929     3.42             6.01          N/A       N/A      3.27     4.75
Dec 1930     4.66             6.72          N/A       N/A      7.98     2.41
Dec 1931    -5.31            -2.32          N/A       N/A     -1.85     1.07
Dec 1932    16.84             8.81          N/A       N/A     10.82     0.96
Dec 1933    -0.07             1.83          N/A       N/A     10.38     0.30
Dec 1934    10.03             9.00          N/A       N/A     13.84     0.16
Dec 1935     4.98             7.01          N/A       N/A      9.61     0.17
Dec 1936     7.52             3.06          N/A       N/A      6.74     0.18
Dec 1937     0.23             1.56          N/A       N/A      2.75     0.31
Dec 1938     5.53             6.23          N/A       N/A      6.13    -0.02
Dec 1939     5.94             4.52          N/A       N/A      3.97     0.02
Dec 1940     6.09             2.96          N/A       N/A      3.39     0.00
Dec 1941     0.93             0.50          N/A       N/A      2.73     0.06
Dec 1942     3.22             1.94          N/A       N/A      2.60     0.27
Dec 1943     2.08             2.81          N/A       N/A      2.83     0.35
Dec 1944     2.81             1.80          N/A       N/A      4.73     0.33
Dec 1945    10.73             2.22          N/A       N/A      4.08     0.33
Dec 1946    -0.10             1.00          N/A       N/A      1.72     0.35
Dec 1947    -2.62             0.91          N/A       N/A     -2.34     0.50
Dec 1948     3.40             1.85          N/A       N/A      4.14     0.81
Dec 1949     6.45             2.32          N/A       N/A      3.31     1.10
Dec 1950     0.06             0.70          N/A       N/A      2.12     1.20
Dec 1951    -3.93             0.36          N/A       N/A     -2.69     1.49
Dec 1952     1.16             1.63          N/A       N/A      3.52     1.66
Dec 1953     3.64             3.23          N/A       N/A      3.41     1.82
Dec 1954     7.19             2.68          N/A       N/A      5.39     0.86
Dec 1955    -1.29            -0.65          N/A       N/A      0.48     1.57
Dec 1956    -5.59            -0.42          N/A       N/A     -6.81     2.46
Dec 1957     7.46             7.84          N/A       N/A      8.71     3.14
Dec 1958    -6.09            -1.29          N/A       N/A     -2.22     1.54
Dec 1959    -2.26            -0.39          N/A       N/A     -0.97     2.95
Dec 1960    13.78            11.76          N/A       N/A      9.07     2.66
Dec 1961     0.97             1.85          N/A       N/A      4.82     2.13
Dec 1962     6.89             5.56          N/A       N/A      7.95     2.73
Dec 1963     1.21             1.64          N/A       N/A      2.19     3.12
Dec 1964     3.51             4.04          N/A      4.18      4.77     3.54
Dec 1965     0.71             1.02          N/A      4.68     -0.46     3.93

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill
--------------------------------------------------------------------------------
Dec 1966     3.65           4.69            N/A       5.75     0.20       4.76
Dec 1967    -9.18           1.01            N/A       5.48    -4.95       4.21
Dec 1968    -0.26           4.54            N/A       6.44     2.57       5.21
Dec 1969    -5.07          -0.74            N/A       8.71    -8.09       6.58
Dec 1970    12.11          16.86          -11.66      7.06    18.37       6.52
Dec 1971    13.23           8.72           29.59      5.36    11.01       4.39
Dec 1972     5.69           5.16           36.35      5.38     7.26       3.84
Dec 1973    -1.11           4.61          -14.92      8.60     1.14       6.93
Dec 1974     4.35           5.69          -23.16     10.20    -3.06       8.00
Dec 1975     9.20           7.83           35.39      6.51    14.64       5.80
Dec 1976    16.75          12.87            2.54      5.22    18.65       5.08
Dec 1977    -0.69           1.41           18.06      6.12     1.71       5.12
Dec 1978    -1.18           3.49           32.62     10.21    -0.07       7.18
Dec 1979    -1.23           4.09            4.75     11.90    -4.18      10.38
Dec 1980    -3.95           3.91           22.58     12.33    -2.76      11.24
Dec 1981     1.86           9.45           -2.28     15.50    -1.24      14.71
Dec 1982    40.36          29.1            -1.86     12.18    42.56      10.54
Dec 1983     0.65           7.41           23.69      9.65     6.26       8.80
Dec 1984    15.48          14.02            7.38     10.65    16.86       9.85
Dec 1985    30.97          20.33           56.16      7.82    30.09       7.72
Dec 1986    24.53          15.14           69.44      6.30    19.85       6.16
Dec 1987    -2.71           2.90           24.63      6.58    -0.27       5.47
Dec 1988     9.67           6.10           28.27      8.15    10.70       6.35
Dec 1989    18.11          13.29           10.54      8.27    16.23       8.37
Dec 1990     6.18           9.73          -23.45      7.85     6.78       7.81
Dec 1991    19.3           15.46           12.13      4.95    19.89       5.60
Dec 1992     8.05           7.19          -12.17      3.27     9.39       3.51
Dec 1993    18.24          11.24           32.56      2.88    13.19       2.90
Dec 1994    -7.77          -5.14            7.78      5.40    -5.76       3.90
Dec 1995    31.67          16.8            11.21      5.21    26.39       5.60
Dec 1996    -0.93           2.10            6.05      5.21     1.40       5.21

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                             RUSSELL                                      LIPPER      MSCI EMERGING
                              2000       WILSHIRE REAL    S&P MIDCAP     BALANCED     MARKETS FREE         BANK
              NAREIT-EQUITY   INDEX         ESTATE           400           FUND           INDEX       SAVINGS ACCOUNT
                                          SECURITIES        INDEX          INDEX
-----------------------------------------------------------------------------------------------------------------------
Dec 1925          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1926          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1927          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1928          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1929          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1930          N/A          N/A           N/A             N/A            N/A            N/A             5.30
Dec 1931          N/A          N/A           N/A             N/A            N/A            N/A             5.10
Dec 1932          N/A          N/A           N/A             N/A            N/A            N/A             4.10
Dec 1933          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1934          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1935          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1936          N/A          N/A           N/A             N/A            N/A            N/A             3.20
Dec 1937          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1938          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1939          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1940          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1941          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1942          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1943          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1944          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1945          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1946          N/A          N/A           N/A             N/A            N/A            N/A             2.20
Dec 1947          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1948          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1949          N/A          N/A           N/A             N/A            N/A            N/A             2.40
Dec 1950          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1951          N/A          N/A           N/A             N/A            N/A            N/A             2.60
Dec 1952          N/A          N/A           N/A             N/A            N/A            N/A             2.70
Dec 1953          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1954          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1955          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1956          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1957          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1958          N/A          N/A           N/A             N/A            N/A            N/A             3.38
Dec 1959          N/A          N/A           N/A             N/A            N/A            N/A             3.53
Dec 1960          N/A          N/A           N/A             N/A            5.77           N/A             3.86
Dec 1961          N/A          N/A           N/A             N/A           20.59           N/A             3.90
Dec 1962          N/A          N/A           N/A             N/A           -6.80           N/A             4.08
Dec 1963          N/A          N/A           N/A             N/A           13.10           N/A             4.17
Dec 1964          N/A          N/A           N/A             N/A           12.36           N/A             4.19
Dec 1965          N/A          N/A           N/A             N/A            9.80           N/A             4.23
Dec 1966          N/A          N/A           N/A             N/A           -5.86           N/A             4.45
Dec 1967          N/A          N/A           N/A             N/A           15.09           N/A             4.67
Dec 1968          N/A          N/A           N/A             N/A           13.97           N/A             4.68
Dec 1969          N/A          N/A           N/A             N/A           -9.01           N/A             4.80
Dec 1970          N/A          N/A           N/A             N/A            5.62           N/A             5.14
Dec 1971          N/A          N/A           N/A             N/A           13.90           N/A             5.30


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT




                             RUSSELL                                      LIPPER      MSCI EMERGING
                              2000       WILSHIRE REAL    S&P MIDCAP     BALANCED     MARKETS FREE         BANK
              NAREIT-EQUITY   INDEX         ESTATE           400           FUND           INDEX       SAVINGS ACCOUNT
                                          SECURITIES        INDEX          INDEX
-----------------------------------------------------------------------------------------------------------------------
Dec 1972          8.01         N/A           N/A             N/A           11.13           N/A             5.37
Dec 1973        -15.52         N/A           N/A             N/A          -12.24           N/A             5.51
Dec 1974        -21.40         N/A           N/A             N/A          -18.71           N/A             5.96
Dec 1975         19.30         N/A           N/A             N/A           27.10           N/A             6.21
Dec 1976         47.59         N/A           N/A             N/A           26.03           N/A             6.23
Dec 1977         22.42         N/A           N/A             N/A           -0.72           N/A             6.39
Dec 1978         10.34         N/A          13.04            N/A            4.80           N/A             6.56
Dec 1979         35.86        43.09         70.81            N/A           14.67           N/A             7.29
Dec 1980         24.37        38.58         22.08            N/A           19.70           N/A             8.78
Dec 1981          6.00         2.03          7.18            N/A            1.86           N/A            10.71
Dec 1982         21.60        24.95         24.47           22.68          30.63           N/A            11.19
Dec 1983         30.64        29.13         27.61           26.10          17.44           N/A             9.71
Dec 1984         20.93        -7.30         20.64            1.18           7.46           N/A             9.92
Dec 1985         19.10        31.05         22.20           35.58          29.83           N/A             9.02
Dec 1986         19.16         5.68         20.30           16.21          18.43           N/A             7.84
Dec 1987         -3.64        -8.77         -7.86           -2.03           4.13           N/A             6.92
Dec 1988         13.49        24.89         24.18           20.87          11.18          40.43            7.20
Dec 1989          8.84        16.24          2.37           35.54          19.70          64.96            7.91
Dec 1990        -15.35       -19.51        -33.46           -5.12           0.66          10.55            7.80
Dec 1991         35.70        46.05         20.03           50.10          25.83          59.91            4.61
Dec 1992         14.59        18.41          7.36           11.91           7.46          11.40            2.89
Dec 1993         19.65        18.91         15.24           13.96          11.95          74.83            2.73
Dec 1994          3.17        -1.82          1.64           -3.57          -2.05           7.32            4.96
Dec 1995         15.27        28.44         13.65           30.94          24.89           5.21            5.24
Dec 1996         35.26        16.53         36.87           19.20          13.01           6.03            4.95


Source:  Lipper

                                   APPENDIX C

                         ADDITIONAL PIONEER INFORMATION

         The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.


         As of December 31, 1996, PMC employed a professional investment staff of 53, with a combined average of twelve years' experience in the financial services industry.

         Total assets of all Pioneer mutual funds at December 31, 1996, were approximately $15.8 billion representing 1,086,554 shareholder accounts, 722,661 non-retirement accounts and 363,893 retirement accounts.

                                                               File Nos. 2-25980
                                                                        811-1466

                                  PIONEER FUND
                                    FORM N-1A


                            PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

(a)      Financial Statements:


The financial highlights of the Registrant for the fiscal year ended December 31, 1996 are included in Part A of the Registration Statement and the financial statements of the Registrant are incorporated by reference into Part B of the Registration Statement from the 1996 Annual Report to Shareholders dated December 31, 1996 (filed electronically on February 28, 1997; file no. 811-07613; accession number 0000078713-97-000006).


(b)      Exhibits:


1.       Agreement and Declaration of Trust*

2.       By-Laws*


3.       None


4.1      Specimen Class A Share Certificate*

4.2      Specimen Class B Share Certificate*

4.3      Specimen Class C Share Certificate*

5.       Form of Management Contract*

6.1      Form of Underwriting Agreement*

6.2      Form of Dealer Sales Agreement*


7.       None


8.       Form of Custodian Agreement
         with Brown Brothers Harriman & Co.*

9.1      Form of Investment Company Service Agreement*


9.2      Form of Agreement and Plan of Reorganization*

10.      Legal Opinion of Morris, Nichols, Arsht & Tunnell*


11.      Consent of Arthur Andersen LLP

12.      None

13.      Form of Stock Purchase Agreement*

14.      None


15.1     Class A Distribution Plan*

15.2     Class B Distribution Plan*

15.3     Class C Distribution Plan*


16.      Description of Average Annual Total Return*

17.      Financial Data Schedule


18.      Multiple Class Plan Pursuant to Rule 18f-3*

19.      Powers of Attorney*

------------------------

         * Previously filed. Incorporated by reference from the exhibits filed with previous amendments to the Registrant's Registration Statement.

Item 25. Persons Controlled By or Under Common Control with Registrant.


                                               Percent     State/Country
                                                  of           of
Company                              Owned By   Shares     Incorporation
-------                              --------   ------     -------------

Pioneering Management Corp. (PMC)      PGI       100%           DE
Pioneering Services Corp. (PSC)        PGI       100%           MA
Pioneer Capital Corp. (PCC)            PGI       100%           MA
Pioneer Fonds Marketing GmbH (GmbH)    PGI       100%           MA
Pioneer SBIC Corp. (SBIC)              PGI       100%           MA
Pioneer Associates, Inc. (PAI)         PGI       100%           MA
Pioneer International Corp. (PInt)     PGI       100%           MA
Pioneer Plans Corp. (PPC)              PGI       100%           MA
Pioneer Goldfields Ltd (PGL)           PGI       100%           MA
Pioneer Investments Corp. (PIC)        PGI       100%           MA
Pioneer Metals and Technology,
  Inc. (PMT)                           PGI       100%           DE

Pioneer First Polish Trust Fund
  Joint Stock Co. (First Polish)       PGI       100%           Poland
Teberebie Goldfields Ltd. (TGL)        PGI        90%           Ghana
Pioneer Funds Distributor, Inc.
  (PFD)                                PMC       100%           MA
SBIC's outstanding capital stock       PCC       100%           MA

THE FUNDS:  All are parties to management contracts with PMC.

                                                 BUSINESS
                  FUND                             TRUST
                  ----                           --------


Pioneer International Growth Fund                    MA
Pioneer Europe Fund                                  MA
Pioneer Emerging Markets Fund                        DE
Pioneer India Fund                                   DE
Pioneer Growth Trust                                 MA
Pioneer Mid-Cap Fund                                 DE
Pioneer Growth Shares                                DE
Pioneer Small Company Fund                           DE
Pioneer Fund                                         MA
Pioneer II                                           MA
Pioneer Real Estate Shares                           DE
Pioneer Short-Term Income Fund                       MA
Pioneer America Income Trust                         MA
Pioneer Bond Fund                                    MA
Pioneer Income Fund                                  DE
Pioneer Intermediate Tax-Free Fund                   MA
Pioneer Tax-Free Income Fund                         DE
Pioneer Tax-Free State Series Trust                  MA
Pioneer Money Market Trust                           DE
Pioneer Variable Contracts Trust                     DE
Pioneer Interest Shares                              DE


OTHER:

[bullet] SBIC is the sole general partner of Pioneer Ventures Limited
         Partnership, a Massachusetts limited partnership.


[bullet] Kothatri Pioneer AMC Ltd. (ITI Pioneer) (Indian Corp.), is a joint venture between PMC and Investment Trust of India Ltd. (ITI) (Indian Corp.)

[bullet] ITI and PMC own approximately 46% and 49%, respectively, of the total equity capital of ITI Pioneer.


                               JOHN F. COGAN, JR.

Owns approximately 14% of the outstanding shares of PGI.

                                                   TRUSTEE/
         ENTITY        CHAIRMAN      PRESIDENT     DIRECTOR         OTHER


Pioneer Family of
  Mutual Funds              X            X             X

PGL                         X            X             X

PGI                         X            X             X

PPC                                      X             X

PIC                                      X             X

Pintl                                    X             X

PMT                                      X             X

PCC                                                    X

PSC                                                    X

PMC                         X                          X

PFD                         X                          X

TGL                         X                          X

First Polish                X                          Member of
Supervisory Board

Hale and Dorr LLP                                      Partner

GmbH                                                   Chairman of
Supervisory Board


Item 26.  Number of Holders of Securities

         At March 31, 1997, there were approximately 243,026 holders of the Registrant's Class A shares, 1,493 holders of the Registrant's Class B shares and 199 holders of the Registrant's Class C shares.

Item 27. Indemnification

                  Except for the Declaration of Trust dated April 3, 1996, establishing the Registrant as a Trust under Delaware law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


                  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of Investment Adviser

                  All of the information required by this item is set forth in the Form ADV, as amended, of Pioneering Management Corporation. The following sections of such Form ADV are incorporated herein by reference:

         (a)      Items 1 and 2 of Part 2;

         (b)      Section IV, Business Background, of each Schedule D.

Item 29. Principal Underwriter

         (a)      See Item 25 above.

         (b)      Directors and Officers of PFD:

                         Positions and Offices    Positions and Offices
Name                     with Underwriter         with Registrant
----                     ---------------------    ---------------------

John F. Cogan, Jr.       Director and Chairman    Chairman of the Board,
                                                  President and Trustee

Robert L. Butler         Director and President   None

David D. Tripple         Director                 Executive Vice President
                                                  and Trustee

Steven M. Graziano       Senior                   None
                         Vice President

Stephen W. Long          Senior                   None
                         Vice President

John W. Drachman         Vice President           None

Barry G. Knight          Vice President           None

William A. Misata        Vice President           None

Anne W. Patenaude        Vice President           None

Elizabeth B. Rice        Vice President           None

Gail A. Smyth            Vice President           None

Constance D. Spiros      Vice President           None

Marcy L. Supovitz        Vice President           None

Steven R. Berke          Assistant                None
                         Vice President

Mary Sue Hoban           Assistant                None
                         Vice President

William H. Keough        Treasurer                Treasurer

Roy P. Rossi             Assistant Treasurer      None

Joseph P. Barri          Clerk                    Secretary

Robert P. Nault          Assistant Clerk          Assistant Secretary

    (c) Not applicable.

Item 30. Location of Accounts and Records

                  The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts; contact the Treasurer.

Item 31. Management Services

                  The Registrant is not a party to any management-related service contract, except as described in the Prospectus and Statement of Additional Information.

Item 32. Undertaking

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 under the Investment Company Act of 1940, as amended, from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                  The Registrant's prior undertaking which set forth certain indemnification provisions of its officers and Trustees as set forth in the Registrant's Declaration of Trust has been deleted. All indemnification provisions are contained in the Registrant's Declaration of Trust, as approved by shareholders on April 23, 1996 in connection with the reorganization of Registrant as a Delaware business trust. See Item 27 above.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 64 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 64 to such Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 22nd day of April, 1997.


PIONEER FUND

By: /s/ John F. Cogan, Jr.
    ----------------------
   John F. Cogan, Jr.
   Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 64 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

           Signature         Title


/s/ John F. Cogan, Jr.                            Chairman of the Board    )
--------------------------                        and President            )
    John F. Cogan, Jr.                            (Principal Executive     )
                                                  Officer)                 )
                                                                           )
William H. Keough*                                Chief Financial Officer  )
--------------------------                        and Treasurer (Principal )
William H. Keough                                 Financial and Accounting )
                                                  Officer)                 )
                                                                           )
                                                                           )
Trustees:                                                                  )

                                                                           )
                                                                           )
/s/ John F. Cogan, Jr.                                                     )
--------------------------                                                 )
    John F. Cogan, Jr.                                                     )
                                                                           )
Richard H. Egdahl, M.D.*                                                   )
--------------------------                                                 )
Richard H. Egdahl, M.D.                                                    )
                                                                           )
                                                                           )
Margaret B. W. Graham*                                                     )
--------------------------                                                 )
Margaret B. W. Graham                                                      )
                                                                           )
                                                                           )
John W. Kendrick*                                                          )
--------------------------                                                 )
John W. Kendrick                                                           )
                                                                           )
                                                                           )
Marguerite A. Piret*                                                       )
--------------------------                                                 )
Marguerite A. Piret                                                        )
                                                                           )
                                                                           )
David D. Tripple*                                                          )
--------------------------                                                 )
David D. Tripple                                                           )
                                                                           )
                                                                           )
Stephen K. West*                                                           )
--------------------------                                                 )
Stephen K. West                                                            )
                                                                           )
                                                                           )
John Winthrop*                                                             )
--------------------------                                                 )
John Winthrop                                                              )
                                                                           )
                                                                           )


*By: /s/ John F. Cogan, Jr.                         Dated:  April 22, 1997
     ----------------------
         John F. Cogan, Jr.
         Attorney-in-fact

                                  Exhibit Index

Exhibit
Number   Document Title
------   --------------


11. Consent of Arthur Andersen LLP